WEISS, PECK & GREER


                                  MUTUAL FUNDS

                                 Annual Report
                               December 31, 1999

                                 WPG TUDOR FUND
                           WPG GROWTH AND INCOME FUND
                          WPG QUANTITATIVE EQUITY FUND
                     WEISS, PECK & GREER INTERNATIONAL FUND
                               WPG CORE BOND FUND
                      WPG INTERMEDIATE MUNICIPAL BOND FUND
                        WPG GOVERNMENT MONEY MARKET FUND
                         WPG TAX FREE MONEY MARKET FUND

                               ONE NEW YORK PLAZA
                            NEW YORK, NEW YORK 10004
                                  800 223-3332



WEISS, PECK & GREER MUTUAL FUNDS

Table of Contents

Chairman's Letter .........................................................    1
Major Portfolio Changes - Equity Funds ....................................    3
Average Annual Total Returns ..............................................    4
Ten Largest Holdings ......................................................    8
Schedules of Investments:
    WPG Tudor Fund ........................................................   10
    WPG Growth and Income Fund ............................................   12
    WPG Quantitative Equity Fund ..........................................   13
    Weiss, Peck & Greer International Fund ................................   14
    WPG Core Bond Fund ....................................................   17
    WPG Intermediate Municipal Bond Fund ..................................   20
    WPG Government Money Market Fund ......................................   23
    WPG Tax Free Money Market Fund ........................................   24
Statements of Assets and Liabilities ......................................   30
Statements of Operations ..................................................   32
Statements of Changes in Net Assets .......................................   34
Notes to Financial Statements .............................................   36
Financial Highlights ......................................................   42
Independent Auditors' Report ..............................................   45




INTERNATIONAL
OBJECTIVE:  Long-term growth of capital.

TUDOR
OBJECTIVE:  Capital appreciation.

GROWTH AND INCOME
OBJECTIVE:  Long-term growth of capital and current income.

QUANTITATIVE EQUITY
Objective:  Seeks to provide investment results that exceed the S & P 500.

INTERMEDIATE MUNICIPAL BOND
OBJECTIVE:  High current income consistent with relative stability of principal.
            Exempt from Federal Income Tax.

CORE BOND
OBJECTIVE:  High current income consistent with capital preservation.

*TAX FREE MONEY MARKET
OBJECTIVE:  Maximize current income with preservation of capital and liquidity.
            Exempt from Federal Income Tax.

*GOVERNMENT MONEY MARKET
OBJECTIVE:  Maximize current income with preservation of capital and liquidity.


* Although these Funds are money market funds and attempt to maintain a stable $1.00 net asset value per share, investments in these Funds are neither insured nor guaranteed by the FDIC or any other Government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

DEAR SHAREHOLDERS:

DOMESTIC MARKETS
----------------

     Every major stock market index recorded new highs by the close of 1999. The S&P 500, up 21.0%, has now risen over 20% per annum for five consecutive years. Until last year, this level of performance had never occurred for more than three years in a row. The real star though was the NASDAQ, which was up 85.6%, after having been up nearly 40% in 1998. This return was the largest one-year return for any United States stock index in history.

     The very narrow leadership (advance/decline) of the stock market during the past two years narrowed even further in 1999. Three major S&P 500 sectors outperformed: technology, capital goods, and basic materials. Technology stocks within the S&P 500 were up by 76% during the year, far surpassing the closest major sector, capital goods, which was up 27%. In contrast to the S&P 500 total return of 21.0%, the average S&P 500 security, excluding technology, gained only 2% for the year. The technology sector ended the year with a price/earnings ratio of about 60 times earnings, while the market as a whole was only priced at 30 times earnings.

     Small stocks performed quite well during 1999, particularly towards the end of the year, with the Russell 2000 gaining 18.4% and 21.3% respectively, for the three and twelve months ended December 31, 1999. The surge in small stocks was largely attributable to the dramatic outperformance of small technology companies benefiting from the technological shift from PC-centric computing to net and wireless-centric computing.

     During the fourth quarter of 1999, fixed income investors continued to struggle with rising interest rates. The U.S. economy entered the quarter with significant momentum, and it appeared that economic activity in the fourth quarter could be as strong as that of the third quarter. In response to this strong economic growth, the Federal Reserve raised interest rates and thereby eliminated the entire 75 basis points of easing from the fall of 1998. For the quarter, interest rates rose significantly as market participants continued to be surprised by the strength of the U.S. economy and began to anticipate further tightening by the Fed.

     After two consecutive quarters of relative underperformance, non-Treasury securities turned in a strong performance in the fourth quarter. A rising equity market, a lessening of Y2K fears and a desire by market participants to increase their exposure to higher yielding asset classes, increased the demand for all non-Treasury securities during the quarter.


     Our outlook for the United States economy in 2000 is quite similar to 1999. We expect real GDP to rise between 3% and 4% while inflation should be subdued around 2%. We also believe that corporate profit growth should continue with an increase of 8% to 10%. Any increase in wage growth is expected to be muted by continuing productivity achievements. As in 1999, the largest risk to both the economy and the financial markets will be Fed monetary policy and its impact on both domestic output and interest rates. Money supply grew very quickly during the latter stages of 1999 when the Fed attempted to mute Y2K problems. During the beginning months of 2000, the Fed most likely will drain the system of liquidity, which may cause problems for the stock market.

INTERNATIONAL MARKETS
---------------------

     For global investors, 1999 was one of the best years on record. Absolute returns in all regions well exceeded long-term averages, and this was accomplished in a year of rising bond yields and uncertainty about the recovery of the global economy and the outcome of the Y2K transition. The uncertainties that dogged equity markets in the third quarter were pushed aside in the fourth quarter. The first signs of this appeared as early as October. After a strong start followed by a correction, prices rallied into the month's close, and continued this trend till the end of the quarter. In the fourth quarter alone, the MSCI EAFE Index was up 17.1%, while Europe, Japan, and the Emerging Markets were up 17.4%, 15.5% and 25.0%, respectively.

     Looking forward, some sobering up may be at hand. The order of the day will not be the high future growth rates of e-commerce, but rather the next tightening by the Fed or the European Central Bank. Much of what will actually happen this year could hinge on the U.S. consumer's behavior. Spending growth still outpaces income growth, and never in the past have growth rates of 5% and more, such as we have seen during 1998 and 1999, lasted very long. The U.S. is in a mature stage of its business cycle, and we believe that the economy is likely to slow down. Such a slowdown will undoubtedly affect the export-driven economies of Europe, Japan, and Southeast Asia.

     As these events unfold, we will continue to direct our efforts to identifying the investments that will enable Weiss, Peck & Greer shareholders to achieve their long-term investment goals.

                                           Sincerely,

                                           /s/ Roger J. Weiss
                                           Roger J. Weiss
                                           Chairman of the Board
                                           January 20, 2000

WEISS, PECK & GREER MUTUAL FUNDS

MAJOR PORTFOLIO CHANGES - EQUITY FUNDS -
QUARTER ENDING DECEMBER 31, 1999 - UNAUDITED


TUDOR FUND
--------------------------------------------------------------------------------
ADDITIONS
---------
Advanced Fibre Communications
Advanced Radio Telecommunications Corp.
Citadel Communications
Compucredit Corp.
Diamond Technology Partners Inc.
Lattice Semiconductors
Manugistics Group Inc.
Tibco Software Inc.
Titan Corp.
Voicestream Wireless

DELETIONS
---------
ADVO Inc.
BE Aerospace Inc.
CalMat Co.
Hadco Corp.
Hollinger International Corp. Cl A
Orion Capital Corp.
Pillowtex Corp.
Skytel Communications
Structural Dynamics Research
Unova Inc.


GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
ADDITIONS
---------

AT&T Corp. Liberty Media Cl A
CBS Corp.
Colgate-Palmolive Co.
Emerson Electric Co.
General Electric Co.
Lucent Technologies
MCI Worldcom Inc.
Microsoft Corp.
Oracle Systems
Providian Financial

DELETIONS
---------
Compaq Computer Corp.
Computer Sciences Corp.
Harcourt General
Home Depot
Merck & Co.
Philip Morris Companies Inc.
Schering-Plough Corp.
Unilever N.V. ADR
Warner Lambert Co.
Xerox Corp.


QUANTITATIVE EQUITY FUND
--------------------------------------------------------------------------------
ADDITIONS
---------
American International Group
Apple Computer Inc.
Bell Atlantic Corp.
Cisco Systems
Citigroup Inc.
Home Depot
MCI Worldwide Inc.
Pfizer Inc.
Royal Dutch Petroleum Co. ADR
Tellabs Inc.

DELETIONS
---------
Ameritech Corp.
Amgen Inc.
Baltimore Gas & Electric Co.
Dell Computer Corp.
FPL Group Inc.
Heinz H J Co.
Kimberly Clark Corp.
New York Times Co. - Cl A
Phillips Petroleum Co.
Providian Financial Corp.


INTERNATIONAL FUND
--------------------------------------------------------------------------------
ADDITIONS
---------
Advantest Corp.
British Telecom
Deutsche Telekom AG
HSBC Holdings
ING Groep NV
Softbank Corp.
Sony Corp.
STMicroelectronics NV
Total Fina SA-B
Vodafone Airtouch

DELETIONS
---------
AXA-UAP
Bank of Scotland
Commerzbank AG
Corp. Bancaria De Espana
Elf Aquitaine
Fortis AG
Imperial Chemical Industries
Lafarge
Preussag AG
Telecom Italia SPA

WEISS, PECK & GREER MUTUAL FUNDS

AVERAGE ANNUAL TOTAL RETURN


TUDOR FUND
The Tudor Fund delivered its best return in over 20 years in 1999 with a 63.26% return. This exceeded the return of our benchmark, the Russell 2000 Growth Index, which generated a 43.09% return. In the middle of the year we switched benchmarks to the Russell 2000 Growth Index from the Russell 2500 Growth Index to better reflect the small cap focus of the Tudor Fund. As a matter of reference we also bested the Russell 2500 Growth Index in 1999. The strong outperformance we generated in 1999 was attributable to very strong stock selection in the technology sector. We were also aided by the strength of our retail and health care names. Going forward we remain optimistic about the quality of our portfolio's holdings and the relative value of the small cap universe versus large cap concerns. While we would not be surprised to see a meaningful correction in the broader market early in 2000, we believe the growth our portfolio holding exhibits should help them weather this correction.


[GRAPH DEPICTED HERE]

Graph depicted here shows the comparison of the growth of a $10,000 investment from 1/1/90 through 12/31/99 between WPG Tudor Fund, Lipper Small Cap Growth Index, Russell 2500 Growth Index and Russell 2000 Growth Index.

                   TUDOR             INDEX            GROWTH          GROWTH
                   -----             -----            ------          ------
   12/31/89       10,000             10,000            10,000          10,000

   12/31/90        9,483              9,292             8,780           8,259

   12/31/91       13,828             13,993            13,611          12,487

   12/31/92       14,536             15,098            14,399          13,457

   12/31/93       16,481             17,795            16,147          15,255

   12/31/94       14,864             17,494            15,940          14,884

   12/31/95       20,985             23,879            21,286          19,504

   12/31/96       24,935             27,951            24,494          21,700

   12/31/97       27,705             31,090            28,110          24,511

   12/31/98       21,607             31,388            28,981          24,812

   12/31/99       35,276             50,588            45,060          35,504



                          AVERAGE ANNUAL TOTAL RETURN
                   (for the periods ended December 31, 1999)


                                       1 YEAR   5 YEARS   10 YEARS
                                       ------   -------   --------
TUDOR ...............................   63.26%   18.85%    13.43%

Lipper Small Cap Growth Index .......   61.17%   23.66%    17.60%
Russell 2500 Growth Index ...........   55.48%   23.10%    16.25%
Russell 2000 Growth Index ...........   43.09%   18.99%    13.51%

================================================================================


GROWTH & INCOME FUND

The fourth quarter 1999 performance of the WPG Growth & Income Fund portfolio (18.8%) compared favorably when measured against the S&P 500 (14.9%) and the Lipper Large Cap Core Index (16.9%). For the entire year, the Fund underperformed each of the above mentioned indices. Large Cap stock performance during 1999 was extremely narrow and technology issues dramatically outperformed. The WPG Growth & Income portfolio nicely outperformed during the second half of 1999 mostly because the technology sector was altered to more closely reflect the "new IT economy".


[GRAPH DEPICTED HERE]

Graph depicted here shows the comparison of the growth of a $10,000 investment from 1/1/90 through 12/31/99 between WPG Growth & Income Fund, S&P 500 Index and Lipper Large Cap Core Index.


                                             LIPPER
               GROWTH        S & P          LARGE CAP
              & INCOME        500             CORE
             -----------  ------------    ------------
 12/31/89       10,000       10,000          10,000

 12/31/90        8,964        9,681           9,704

 12/31/91       12,614       12,639          12,741

 12/31/92       14,355       13,609          13,722

 12/31/93       15,724       14,970          15,288

 12/31/94       14,866       15,169          15,123

 12/31/95       19,731       20,858          19,926

 12/31/96       24,550       25,707          23,879

 12/31/97       33,454       34,288          30,857

 12/31/98       42,657       44,149          39,167

 12/31/99       48,066       53,483          46,746



                          AVERAGE ANNUAL TOTAL RETURN
                   (for the periods ended December 31, 1999)


                                1 YEAR    5 YEARS    10 YEARS
                                ------    -------    --------
GROWTH AND INCOME ............  12.68%    26.44%     16.99%

S&P 500 Stock Index ..........  21.14%    28.66%     18.25%

Lipper Large Cap Core
   Funds Index ...............  19.35%    25.32%     16.68%

WEISS, PECK & GREER MUTUAL FUNDS
AVERAGE ANNUAL TOTAL RETURN

QUANTITATIVE EQUITY FUND

In 1999 we have observed a return of two trends in the market that hampered the model that drives stock selection in the Fund, particularly during the first and fourth quarter: (1) negative return to value and (2) narrow markets. The first, negative or perverse return to value, deals with a contradiction to widely held beliefs that low Price to Earnings ratios predict positive relative returns. In 1999 the opposite held true with very high Price to Earnings ratios, traditionally associated with unfavorable stock valuations, predicting positive relative performance. The second trend, narrow markets, has also hampered Quantitative Equity model performance. During the quarter most of the index returns have been concentrated in a very few of the larger and mostly Technology stocks in the index. Missing just a few of these names in stock selection means certain underperformance. This market narrowness can be observed to some extent in the fact that the top 10 names in terms of contribution to S&P 500 returns for the year accounted for almost half of the total return to that index.

It is our expectation that these trends are temporary and the historical relationships that our model is based upon will return. We believe earnings and the price paid for those earnings will again be important to investors causing the markets to broaden and valuation to again be predictive.



[GRAPH DEPICTED HERE]

Graph depicted here shows the comparison of the growth of a $10,000 investment from 1/1/93 through 12/31/99 between WPG Quantitative Equity Fund and the S&P 500 Index.

                   WPG             S & P 500
               QUANT EQUITY         INDEX
             ---------------       -----------
 01/01/93        10,000             10,000

 12/31/93        11,390             11,008

 12/31/94        11,429             11,153

 12/31/95        15,242             15,345

 12/31/96        18,064             18,868

 12/31/97        22,665             25,162

 12/31/98        28,719             32,399

 12/31/99        32,710             39,248




                          AVERAGE ANNUAL TOTAL RETURN
                   (for the periods ended December 31, 1999)


                                                INCEPTION
                            1 YEAR    5 YEARS   1/1/93
                            ------    -------   ------
QUANTITATIVE EQUITY         13.90%    23.39%    18.45%

S&P 500 Stock Index         21.14%    28.66%    21.57%

WEISS, PECK & GREER MUTUAL FUNDS
AVERAGE ANNUAL TOTAL RETURN

INTERNATIONAL FUND

1999 was an exceptionally strong year for world equity markets. Investor euphoria about the "new world" industries such as investment technology and telecommunications, pushed markets to new record levels. Asian markets and currencies, including Japan, staged a remarkable recovery. In Japan, the benefits of numerous stimulus packages are now filtering through the economy. Corporate Japan is awakening to the threat of increased international competition forcing more drastic restructuring. International asset allocation clearly favors Japan as demonstrated by the record inflow of foreign capital. Europe also has held its ground, although less so than Asia. Telecommunication was one of the strong sectors. The Fund's excess performance over 1999 was due mainly to strong exposure in the investment technology and telecommunication sectors and favorable stock selection within those sectors. Furthermore, Japanese and Asian markets were favored over European markets causing a positive currency translation effect given the weakness of the Euro and the strength of the Yen.


[GRAPH DEPICTED HERE]

Graph depicted here shows the comparison of the growth of a $10,000 investment from 1/1/90 through 12/31/99 between WPG International Fund and EAFE Index.

                                 WPG
          International         rtn              EAFE             rtn
         -----------------   ----------      -------------    -------------
12/31/89           10,000       10.54%             10,000           15.67%

12/31/90            8,517      -14.83%              7,680          -23.20%

12/31/91            8,603        1.01%              8,640           12.50%

12/31/92            8,127       -5.53%              7,616          -11.85%

12/31/93           11,154       37.24%             10,125           32.94%

12/31/94           10,449       -6.32%             10,941            8.06%

12/31/95           11,590       10.92%             12,205           11.55%

12/31/96           12,128        4.64%             12,981            6.36%

12/31/97           12,478        2.89%             13,248            2.06%

12/31/98           14,510       16.28%             15,942           20.33%

12/31/99           18,838       29.83%             20,294           27.30%





                           AVERAGE ANNUAL TOTAL RETURN
                    (for the periods ended December 31, 1999)

                        1 YEAR    5 YEARS   10 YEARS
                        ------    -------   --------
INTERNATIONAL           29.83%     12.51%    6.53%

EAFE Index              27.30%     13.15%    7.33%

--------------------------------------------------------------------------------

CORE BOND FUND

1999 was characterized by an extremely strong economy, which led to a very weak bond market. Yields rose by approximately 150 basis points for all maturity lengths, leading to negative absolute total returns on many indices. Non-treasury products had strong first and last quarters but a very difficult middle of the year. Opportunistic under and overweightings in these sectors during the year, especially corporate bonds, was a major contributor to the Fund's strong performance. In addition, yield curve positioning was also a significant contributor to performance.


[GRAPH DEPICTED HERE]

Graph depicted here shows the comparison of the growth of a $10,000 investment from 1/1/90 through 12/31/99 between WPG Core Bond Fund and Lehman Aggregate Index, Morningstar Intermediate Term Bond Index.

                                                           MORNINGSTAR
                                      LEHMAN              INTERMEDIATE
             GOV'T                    AGGREGATE            TERM BOND
            SECURITIES       rtn      INDEX         rtn     INDEX        rtn
         ------------------------------------------------------------- --------
12/31/89     10,000         13.89%     10,000      14.53%    10,000    11.34%

12/31/90     10,894          8.94%     10,896       8.96%    10,659     6.59%

12/31/91     12,415         13.96%     12,639      16.00%    12,429    16.61%

12/31/92     13,394          7.89%     13,575       7.40%    13,328     7.23%

12/31/93     14,594          8.96%     14,898       9.75%    14,713    10.39%

12/31/94     13,325         -8.70%     14,463      -2.92%    14,157    -3.78%

12/31/95     15,090         13.25%     17,135      18.47%    16,620    17.40%

12/31/96     15,671          3.85%     17,757       3.63%    17,149     3.18%

12/31/97     16,826          7.37%     19,470       9.65%    18,649     8.75%

12/31/98     18,384          9.26%     21,162       8.69%    20,023     7.37%

12/31/99     18,362         -0.12%     20,988      -0.82%    20,023




                          AVERAGE ANNUAL TOTAL RETURN
                   (for the periods ended December 31, 1999)

                               1 YEAR         5 YEARS        10 YEARS
                               ------         -------        --------
CORE BOND                      -0.12%           6.62%          6.27%

Lehman Aggregate Index         -0.82%           7.73%          7.70%
Morningstar Intermediate
  Term Bond                    -1.38%           6.88%          7.04%

WEISS, PECK & GREER MUTUAL FUNDS
AVERAGE ANNUAL TOTAL RETURN

INTERMEDIATE MUNICIPAL BOND FUND
1999 was a difficult year for fixed income investors. Municipal yields rose by roughly 1 percentage point, finishing the year at levels last seen in 1995. During the year, the Fund posted a -0.54% return while its peer Lipper group returned -1.37% on average. The Fund generated its excess return through its security specific focus, while maintaining a relatively stable duration.



[GRAPH DEPICTED HERE]

Graph depicted here shows the comparison of the growth of a $10,000 investment from 7/1/93 through 12/31/99 between WPG Intermediate Municipal Bond, Lehman Brothers 3-10 Yr. Municipal Bond Index and Lipper Intermediate Muni Funds.


                                     LEHMAN
                                    BROTHERS               LIPPER
                                   3 - 10 YEAR              INTMD
              INTMD                 MUNICIPAL               MUNI
             MUNI BOND     rtn     BOND INDEX    rtn        FUNDS     rtn
            ----------------------------------------------------------------
07/01/93     10,000                 10,000                 10,000

12/31/93     10,348      3.48%      10,414      4.14%      10,344    3.44%

12/31/94     10,111     -2.29%      10,138     -2.65%       9,970   -3.62%

12/31/95     11,329     12.05%      11,536     13.79%      11,284   13.18%

12/31/96     11,805      4.20%      12,041      4.38%      11,700    3.69%

12/31/97     12,732      7.85%      12,937      7.44%      12,538    7.16%

12/31/98     13,460      5.72%      13,717      6.03%      13,207    5.34%

12/31/99     13,388     -0.54%      13,758      0.30%      12,989   -1.65%





                          AVERAGE ANNUAL TOTAL RETURN
                   (for the periods ended December 31, 1999)

                                                                  FROM
                               1 YEAR         5 YEARS            7/1/93
                               ------         -------            ------
INTERMEDIATE MUNI BOND          -0.54%         5.77%              4.59%

Lehman Brothers 3-10 Year
  Municipal Bond Index           0.30%         6.30%              5.03%
Lipper Intermediate Muni Funds  -1.37%         5.60%              4.24%


Performance represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Each Fund's results and the indices (except as noted below) assume the reinvestment of all capital gain distributions and income dividends. Each Fund's past performance is not indicative of future performance and should be considered in light of each Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. The S&P 500 Stock Index is a broad based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. The Russell 2000 Growth Index and Russell 2500 Growth Index are measurements of changes in stock market conditions based on the average performance of small U.S. growth oriented securities with median market weighted capitalizations of approximately $1.1 billion and $2.15 billion, respectively. Lipper Analytical Services ("Lipper") and Morningstar compare mutual funds according to overall performance, investment objectives, investment policies, assets, expense levels, periods of existence and other factors. The Lehman Brothers Aggregate Index is a market weighted blend of all investment grade corporate issues, all mortgage securities and all government issues. The Lehman Brothers 3-10 year Muni Bond Index is a broad based index which contains all securities in the Lehman Municipal Bond Index with maturities from 3-10 years. The Morgan Stanley Capital International Europe, Australia, Far East ("EAFE") is an index of more than 800 companies in Europe, Australia and the Far East. Indices are unmanaged group of securities.

WEISS, PECK & GREER MUTUAL FUNDS

TEN LARGEST HOLDINGS AT DECEMBER 31, 1999 *

                                                          PERCENT
                                             VALUE        OF NET
TUDOR FUND                                  (000'S)       ASSETS
-------------------------------------------------------------------
Titan Corp. ..........................      $ 3,511         3.2%
Advanced Fibre Communication .........        3,405         3.1%
Remedy Corp. .........................        3,217         3.0%
Diamond Technology Partners Inc. .....        2,739         2.5%
Manugistics Group ....................        2,643         2.4%
Compucredit Corp. ....................        2,556         2.3%
Tibco Software Inc. ..................        2,173         2.0%
Voicestream Wireless .................        1,850         1.7%
Lattice Semiconductors ...............        1,814         1.7%
Western Wireless Corp. Cl A ..........        1,809         1.7%
                                            -------        -----
                                            $25,717        23.6%
                                            =======        =====


QUANTITATIVE EQUITY FUND
-------------------------------------------------------------------
Microsoft Corp. ......................      $ 4,857         6.4%
General Electric Co. .................        3,327         4.3%
Cisco Systems ........................        2,919         3.8%
Wal Mart Stores Inc. .................        2,240         2.9%
Intel Corp. ..........................        2,033         2.7%
Citigroup Inc. .......................        1,714         2.2%
Bristol-Myers Squibb Co. .............        1,685         2.2%
AT&T Corp. ...........................        1,517         2.0%
International Business Machines
    Corp. ............................        1,512         2.0%
BellSouth Corp. ......................        1,421         1.9%
                                            -------        -----
                                            $23,225        30.4%
                                            =======        =====




                                                          PERCENT
                                             VALUE        OF NET
GROWTH AND INCOME FUND                      (000'S)       ASSETS
-------------------------------------------------------------------
Oracle Systems .......................      $ 7,844         5.4%
Cisco Systems Inc. ...................        6,428         4.4%
CBS Corp. ............................        6,394         4.4%
American International Group Inc. ....        6,082         4.2%
BMC Software Inc. ....................        5,995         4.1%
AT&T Corp. Liberty Media Cl A ........        5,675         3.9%
General Electric Co. .................        5,339         3.6%
Carnival Corp. .......................        4,781         3.3%
Colgate-Palmolive Co. ................        4,290         2.9%
MCI Worldcom Inc. ....................        4,218         2.9%
                                            -------        -----
                                            $57,046        39.1%
                                            =======        =====

INTERNATIONAL FUND
-------------------------------------------------------------------
Nippon Telegraph & Telephone
Corp.                                       $   206         2.8%
Nokia                                           195         2.7%
British Telecom                                 173         2.4%
BP Amoco                                        150         2.1%
Deutsche Telekom AG                             135         1.9%
Sony Corp.                                      119         1.6%
Vodafone Airtouch                               116         1.6%
Total Fina SA - B                               106         1.4%
HSBC Holdings                                   106         1.4%
Mannesmann AG                                   105         1.4%
                                            -------        -----
                                            $ 1,411        19.3%
                                            =======        =====

WEISS, PECK & GREER MUTUAL FUNDS
TEN LARGEST HOLDINGS AT DECEMBER 31, 1999 * - CONTINUED

                                                                                PERCENT
                                                                         VALUE  OF NET
CORE BOND FUND                                                          (000'S) ASSETS
--------------                                                          --------------

Federal National Mortgage Association Note 6.625% Due 9/15/09 ..........$13,151    9.6%
Federal National Mortgage Association Note 7.500% Due 1/1/30 ........... 11,280    8.2%
Federal National Mortgage Association Note 8.000% Due 1/1/30 ........... 10,963    8.0%
Federal National Mortgage Association Note 7.000% Due 1/1/30 ........... 10,360    7.5%
United States Treasury Note 6.125% Due 12/31/01 ........................  7,538    5.5%
Galaxy Funding Inc. Commercial Paper Zero Coupon Due 1/19/00 ...........  4,531    3.3%
Government National Mortgage Association 6.500% Due 2/15/24-10/15/24 ...  4,404    3.2%
Banque Generale Luxemburg Commercial Paper Zero Coupon Due 1/19/00 .....  3,858    2.8%
Compass Securitization LLC Commercial Paper Zero Coupon Due 1/19/00 ....  3,819    2.8%
Government National Mortgage Association 8.500% Due 1/15/17-10/15/24 ...  3,764    2.7%
                                                                        -------   -----
                                                                        $73,668   53.6%
                                                                        =======   =====


INTERMEDIATE MUNICIPAL BOND FUND
Chicago Illinois O'Hare International Airport Ref-2nd
     Lien-Series C 5.750% Due 1/1/09 ...................................$ 1,030    5.1%
Rhode Island Housing & Mortgage Finance Corp. Revenue Bonds
     5.700% Due 7/1/07 .................................................  1,026    5.1%
New York State General Obligation Unlimited 5.250% Due 7/15/12 .........    983    4.9%
Port of Houston Texas General Obligation Bond 5.100% Due 10/1/11 .......    971    4.8%
New Orleans Louisiana General Obligation Unlimited Non-Callable
     7.200% Due 11/1/08 ................................................    718    3.6%
Oklahoma County Oklahoma Home Finance Authority Single Family Refunding
        Prerefunded Zero Coupon Due 7/1/12 .............................    672    3.3%
Oregon State Housing & Community Services Single Family Mortgage
        Series B 6.875% Due 7/1/28 .....................................    567    2.8%
Mercedes Texas Independent School District 4.900% Due 8/15/10 ..........    556    2.7%
Edgewood Texas Independent School District Lease Revenue 4.700%
     Due 8/15/05 .......................................................    549    2.7%
Deer Park Texas Independent School District School Building
     6.375% Due 2/15/07 ................................................    539    2.7%
                                                                        -------   -----
                                                                        $ 7,611   37.7%
                                                                        =======   =====

* The composition of the largest securities in each portfolio is subject to change.

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1999


NUMBER                                                             VALUE
OF SHARES                          SECURITY                       (000'S)
---------                          --------                       -------

                                     TUDOR
             COMMON STOCKS (90.8%)
             CAPITAL GOODS
             BIOTECHNOLOGY (1.3%)
 49,000   #+ Sangstat Medical Co. ...............................    $  1,458
                                                                     --------

             COMMUNICATIONS (3.2%)
 12,200    + Adelphia Communications ............................         801
 30,500    + Intermedia Communications ..........................       1,184
105,200    + P-Com Inc. .........................................         930
  9,300    + Powerwave Technologies Inc. ........................         543
                                                                     --------
                                                                        3,458
                                                                     --------
             COMPUTER SYSTEMS (1.0%)
  6,000   #+ Brocade Communications .............................       1,062
                                                                     --------
             ELECTRONICS (3.5%)
 28,800      Applied Power Inc. .................................       1,058
 11,400    + C Cor Net Corporation ..............................         874
 23,700    + Hadco Corp. ........................................       1,209
 29,600    + Hutchinson Technology ..............................         629
                                                                     --------
                                                                        3,770
                                                                     --------

             INFORMATION SERVICES (4.0%)
 32,500    + Diamond Technology Partners Inc. ...................       2,793
 48,000    + Technology Solutions ...............................       1,572
                                                                     --------
                                                                        4,365
                                                                     --------

             INTERNET (3.7%)
    200    + C-Bridge Internet Solutions ........................          10
 30,800    + Concentric Network .................................         949
    200    + Egreetings Network Inc. ............................           2
 11,500    + Go2net Inc. ........................................       1,000
    800    + Infonet Services ...................................          21
 33,500    + National Info Consortium Inc. ......................       1,072
 33,800   #+ Netzero Inc. .......................................         910
    200    + Xpedior Inc. .......................................           6
                                                                     --------
                                                                        3,970
                                                                     --------

             MULTI MEDIA (1.1%)
 63,700    + Launch Media Inc. ..................................       1,206
                                                                     --------

             OTHER CAPITAL GOODS (0.6%)
 42,951    + Stoneridge .........................................         663
                                                                     --------

             PHARMACEUTICALS (5.0%)
 12,100    + Accredo Health Inc. ................................         372
 29,800      Alpharma Inc. Cl A .................................         916
 34,100    + Guilford Pharmaceuticals ...........................         580
 11,100    + Millenium Pharmaceuticals ..........................       1,354
 15,300    + Pharmacyclics Inc. .................................         631
 14,900    + QLT Phototherapeutic ...............................         875
 49,900    + Triad Hospitals Inc. ...............................         755
                                                                     --------
                                                                        5,483
                                                                     --------

             SEMICONDUCTORS (4.7%)
 77,500    + ADE Corp. ..........................................       1,279
 15,400    + Anadigics Inc. .....................................         727
 29,000    + ETEC Systems Inc. ..................................       1,301
 38,500    + Lattice Semiconductors. ............................       1,814
                                                                     --------
                                                                        5,121
                                                                     --------

             SOFTWARE & SERVICES (8.1%)
 4,800     + Microstrategy Inc. .................................       1,008
 2,800     + Ondisplay Inc. .....................................         254
 48,015    + People Soft Inc. ...................................       1,023
 11,800    + Primus Knowledge Solutions .........................         535
 11,600    + Project Software & Development .....................         644
 67,900    + Remedy Corp. .......................................       3,217
 14,200    + Tibco Software Inc. ................................       2,173
                                                                     --------
                                                                        8,854
                                                                     --------
                                                                       39,410
                                                                     --------

             CONSUMER
             COMPUTER SOFTWARE (7.6%)
 66,400    + Compucredit Corp. ..................................       2,556
 37,100   #+ Daleen Technologies Inc. ...........................         812
  6,000    + E Piphany Inc. .....................................       1,339
  4,700    + Kana Communications ................................         964
 81,800    + Manugistics Group Inc. .............................       2,643
                                                                     --------
                                                                        8,314
                                                                     --------

             ENTERTAINMENt (1.5%)
 60,700    + Harrah's Entertainment .............................       1,605
                                                                     --------

             FOOD (1.7%)
 30,900    + American Italian Pasta .............................         950
 16,900    + Aurora Foods Inc. ..................................         157
 33,350    + Wild Oats Market Inc. ..............................         740
                                                                     --------
                                                                        1,847
                                                                     --------

             HEALTH CARE SERVICES (0.3%)
  6,600    + Gilead Sciences Inc. ...............................         357
                                                                     --------

             MEDIA - COMMUNICATION (10.9%)
 76,200    + Advanced Fibre Communication                               3,405
 72,700    + Advanced Radio Telecommunications Corp.                    1,745
  26,300   + Citadel Communications                                     1,706
  20,800   + Digital Lightwave Inc.                                     1,331
  13,000  #+ Voicestream Wireless                                       1,850
  27,100   + Western Wireless Corp. Cl A                                1,809
                                                                     --------
                                                                       11,846
                                                                     --------

             MEDICAL EQUIPMENT (0.5%)
 27,600      Invacare Corp. .....................................         554
                                                                     --------


                       See notes to financial statements


Page 10


WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1999

NUMBER                                                             VALUE
OF SHARES                          SECURITY                       (000'S)
---------                          --------                       -------

                                TUDOR (continued)

             MEDICAL HOSPITAL MANAGEMENT & SERVICES (2.1%)
 44,600    + Lincare Holdings Inc. ..............................    $  1,547
 54,800   #+ Sunrise Assisted Living ............................         754
                                                                     --------
                                                                        2,301
                                                                     --------

             MEDICAL SUPPLIES (0.7%)
 19,500      Biomet .............................................         780
                                                                     --------
             RETAIL (6.2%)
 30,300    + Dollar Tree Stores .................................       1,468
 17,500    + Jones Intercable ...................................       1,213
 64,600    + Micro Warehouse Inc. ...............................       1,195
 40,000   #+ Rubio's Restaurants ................................         320
 66,900    + Tuesday Morning Corp. ..............................       1,233
 26,700    + Zale Corp. New .....................................       1,292
                                                                     --------
                                                                        6,721
                                                                     --------
             SOFTWARE (1.5%)
  9,700    + Broadvision Inc. ...................................       1,650
                                                                     --------
             TOBACCO (1.0%)
 53,300    + Core Laboratories ..................................       1,069
                                                                     --------
                                                                       37,044
                                                                     --------
             ENERGY OIL & GAS EXPLORATION (2.6%)
 37,200    + BJ Services ........................................       1,555
250,300    + Gulf Canada Resources Ltd. .........................         845
 33,000    + Veritas DGC Inc. ...................................         462
                                                                     --------
                                                                        2,862
                                                                     --------

             INTERMEDIATE GOODS & SERVICES BASIC INDUSTRIES (1.7%)
 51,100      Lyondell Petrochemical Co. .........................         652
 35,400      OM Group Inc. ......................................       1,219
                                                                     --------
                                                                        1,871
                                                                     --------

             BUSINESS SERVICES (1.8%)
 7,700     + Catalina Marketing .................................         891
 42,600    + Interim Services ...................................       1,054
                                                                     --------
                                                                        1,945
                                                                     --------

             FURNITURE (0.8%)
 26,250      Ethan Allen Interiors Inc. .........................         842
                                                                     --------
             TRANSPORTATION (1.7%)
 41,900    + America West Holdings Corp. Cl B ...................         869
 35,100      Skywest Inc. .......................................         983
                                                                     --------
                                                                        1,852
                                                                     --------
                                                                        6,510
                                                                     --------

             INTEREST SENSITIVE BANKS (3.2%)
 20,700    + Commerce Bancorp ...................................         837
  5,500    + Commerce One Inc. ..................................       1,081
 35,500    + People's Heritage Financial ........................         535
 50,015      Washington Federal Inc. ............................         988
                                                                     --------
                                                                        3,441
                                                                     --------

             HOMEBUILDING (1.8%)
 48,300    + Del Webb Corp. .....................................       1,204
 17,500    + Dycom Industries Inc. ..............................         771
                                                                     --------
                                                                        1,975
                                                                     --------

             OTHER (5.9%)
 26,300    + Affiliated Managers Group ..........................       1,064
 30,080      BRE Properties .....................................         682
 74,500    + Titan Corp. ........................................       3,511
 42,622      Waddell & Reed Financial ...........................       1,156
                                                                     --------
                                                                        6,413
                                                                     --------

             SCHOOLS (1.1%)
 29,700    + Career Education Corp. .............................       1,140
                                                                     --------
                                                                       12,969
                                                                     --------

             TOTAL COMMON STOCK
                   (Cost $60,373) ...............................      98,795
                                                                     --------

PRINCIPAL
AMOUNT
(000's)
-------
             EURODOLLAR DEPOSIT (9.5%)
                   (Cost $10,316)
$10,316      Societe Generale Bank 3.250% Due 1/3/00 ............      10,316
                                                                     --------

             TOTAL INVESTMENTS (100.3%)
                    (Cost $70,689) ..............................     109,111

             LIABILITIES IN EXCESS OF OTHER ASSETS (-0.3%) ......        (331)
                                                                     --------

             TOTAL NET ASSETS (100.0%) ..........................    $108,780
                                                                     ========

+Non-income producing security.
#All or a portion of these securities are out on loan.



                       See notes to financial statements


                                                                         Page 11


WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1999

NUMBER                                                             VALUE
OF SHARES                          SECURITY                       (000'S)
---------                          --------                       -------

                                GROWTH & INCOME

             COMMON STOCKS (98.1%)
             CAPITAL GOODS
             BROADCASTING / ADVERTISING (17.3%)
100,000    + AT&T Corp. Liberty Media Cl A ......................    $  5,675
 35,000      BCE, Inc. ..........................................       3,157
100,000      CBS Corp. ..........................................       6,394
 35,000      GTE Corp. ..........................................       2,470
 38,000    + Infonet Services Corp. .............................         997
 79,500    + MCI Worldcom Inc. ..................................       4,218
 31,200    + Time Warner Inc. ...................................       2,260
                                                                     --------
                                                                       25,171
                                                                     --------

             COMPUTER SOFTWARE & SERVICES (25.3%)
 75,000    + BMC Software Inc. ..................................       5,995
 60,000    + Cisco Systems Inc. .................................       6,428
 30,000    + EMC Corp. ..........................................       3,278
 30,000    + Microsoft Corp. ....................................       3,503
 57,500    + Optio Software Inc. ................................       1,351
 70,000    + Oracle Systems .....................................       7,844
 30,000    + Sun Microsystems Inc. ..............................       2,323
 50,000    + Tellabs Inc. .......................................       3,209
 30,400      Texas Instruments, Inc. ............................       2,945
                                                                     --------
                                                                       36,876
                                                                     --------

             ELECTRONICS (1.3%)
 15,000    + Applied Micro Circuits Corp. .......................       1,909
                                                                     --------

             OTHER CAPITAL GOODS (6.0%)
 60,000      Emerson Electric Co. ...............................       3,442
 34,500      General Electric Co. ...............................       5,339
                                                                     --------
                                                                        8,781
                                                                     --------

             TECHNOLOGY (2.5%)
 50,000      Lucent Technologies ................................       3,741
                                                                     --------
                                                                       76,478
                                                                     --------
             CONSUMER HEALTH CARE (9.4%)
 50,000      Baxter International ...............................       3,141
 60,000      Bristol-Myers Squibb Co. ...........................       3,851
 58,900      Guidant Corp. ......................................       2,768
120,000      Pfizer Inc. ........................................       3,893
                                                                     --------
                                                                       13,653
                                                                     --------

             RESTAURANTS (2.5%)
 90,000      McDonald's Corp. ...................................       3,628
                                                                     --------

             OTHER (12.6%)
 80,000    + Autozone Inc. ......................................       2,585
100,000      Carnival Corp. .....................................       4,781
 66,000      Colgate - Palmolive Co. ............................       4,290
 25,000      Corning Inc. .......................................       3,223
100,000      PepsiCo Inc. .......................................       3,525
                                                                     --------
                                                                       18,404
                                                                     --------
                                                                       35,685
                                                                     --------
             OTHER CONSUMER NON-DURABLES (4.4%)
 45,000      Johnson & Johnson ..................................       4,191
100,000      Sara Lee Corp. .....................................       2,206
                                                                     --------
                                                                        6,397
                                                                     --------

             NATURAL RESOURCES ENERGY & RELATEd (1.4%)
 50,000      Halliburton ........................................       2,012
                                                                     --------

             REAL ESTATE INVESTMENT TRUSTS COMMERCIAL
               & INDUSTRIAL (1.1%)
 80,000      Duke Weeks Realty Investors Inc. ...................       1,560
                                                                     --------

             INTEREST SENSITIVE BANKS (2.7%)
100,000      Bank of New York Inc. ..............................       4,000
                                                                     --------

             INSURANCE (4.2%)
 56,250      American International Group Inc. ..................       6,082
                                                                     --------

             OTHER (7.4%)
 22,000      American Express Co. ...............................       3,658
 20,000      Federal Home Loan Mortgage Corp. ...................         941
 40,900      Federal National Mortgage Association ..............       2,554
 40,200      Providian Financial ................................       3,661
                                                                     --------
                                                                       10,814
                                                                     --------
                                                                       20,896
                                                                     --------
             TOTAL COMMON STOCKS
               (Cost $88,391) ...................................     143,028
                                                                     --------

PRINCIPAL
AMOUNT
(000'S)
-------
             EURODOLLAR DEPOSIT (2.0%)
                     (Cost $2,836)
 $2,836      Societe Generale Bank 3.000% Due 1/3/00 ............       2,836
                                                                     --------

             Total Investments (100.1%)
                    (Cost $91,227) ..............................     145,864

             Liabilities in Excess of Other Assets (-0.1%) ......        (130)
                                                                     --------

             Total Net Assets (100.0%) ..........................    $145,734
                                                                     ========

+ Non-income producing security.

                        See notes to financial statements


Page 12


WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1999

NUMBER                                                             VALUE
OF SHARES                          SECURITY                       (000'S)
---------                          --------                       -------

                              QUANTITATIVE EQUITY

             COMMON STOCK (99.3%)
             BASIC MATERIALS (0.9%)
 13,900      AK Steel Holding Corp. .............................    $    262
 13,650      Fortune Brands .....................................         451
                                                                     --------
                                                                          713
                                                                     --------

             COMMERCIAL SERVICES (0.6%)
 16,350      Viad Corp. .........................................         456
                                                                     --------

             CONSUMER CYCLICALS (6.8%)
 17,200      Brunswick Corp. ....................................         383
  8,200    + Federated Department Store .........................         415
 20,350      Ford Motor Co. .....................................       1,087
 14,200    + Jack in the Box Inc. ...............................         294
 32,400      Wal Mart Stores Inc. ...............................       2,240
 17,000    + Xilinix Inc. .......................................         773
                                                                     --------
                                                                        5,192
                                                                     --------

             CONSUMER NON-CYCLICALS (5.5%)
  9,250      Anheuser-Busch Cos. Inc. ...........................         656
  8,100      Best Foods .........................................         426
 21,150      Conagra Inc. .......................................         477
 14,200      Donnelley RR & Sons ................................         352
 11,000      General Mills Inc. .................................         393
 18,600      Philip Morris Companies Inc. .......................         431
  8,000      Proctor & Gamble Co. ...............................         877
 26,450      Sara Lee Corp. .....................................         584
                                                                     --------
                                                                        4,196

             CONSUMER SERVICES (8.0%)
 34,800      Darden Restaurants Inc. ............................         631
  6,500      Dayton Hudson Corp. ................................         477
  6,550      Eastman Kodak Co. ..................................         434
 18,250    + Harrah's Entertainment Inc. ........................         482
 19,425      Home Depot .........................................       1,332
 31,900      Supervalu Inc. .....................................         638
 12,650      Time Warner Inc. ...................................         916
 26,150    + Toys R Us ..........................................         374
 11,250      Young & Rubicam Inc. ...............................         796
                                                                     --------
                                                                        6,080
                                                                     --------

             ENERGY (6.4%)
 15,400      Coastal Corp. ......................................         546
 13,800      Exxon Mobil Corp. ..................................       1,112
 30,300      Occidental Petroleum Corp. .........................         655
 29,500      PP&L Resources Inc. ................................         675
 19,550      Royal Dutch Petroleum Co. ADR ......................       1,182
 30,150      USX-Marathon Group .................................         744
                                                                     --------
                                                                        4,914
                                                                     --------

             FINANCE (13.3%)
  6,800      AMBAC Financial Group Inc. .........................         355
 11,000      American International Group .......................       1,189
  8,300      Chase Manhattan Corp. ..............................         645
 30,850      Citigroup Inc. .....................................       1,714
 12,000      Comerica Inc. ......................................         560
 14,100      Federal National Mortgage Association ..............         880
 11,900      First Union Corp. ..................................         390
 24,150      Fleet Boston Financial Group Inc. ..................         841
 16,350      Household International Inc. .......................         609
  8,900      Lincoln National Corp. Ltd. ........................         356
  5,250      Morgan Stanley Dean Witter and Co. .................         749
  7,000      The PMI Group ......................................         342
 15,200      PNC Bank ...........................................         676
 10,000      Paine Webber Group Inc. ............................         388
 12,000      Southtrust Corp. ...................................         454
                                                                     --------
                                                                       10,148
                                                                     --------

             FOREST PRODUCTS & PAPER (1.9%)
 23,500      Boise Cascade Corp. ................................         952
  9,700      Georgia Pacific Co. ................................         492
                                                                     --------
                                                                        1,444
                                                                     --------

             HEALTH CARE (9.4%)
 26,250      Bristol-Myers Squibb Co. ...........................       1,685
  9,500      Johnson & Johnson Co. ..............................         885
 18,800      Merck & Co. Inc. ...................................       1,261
 31,200      Pfizer Inc. ........................................       1,012
 14,050      Schering-Plough Corp. ..............................         593
 17,000      Warner Lambert Co. .................................       1,393
  5,800    + Wellpoint Health Networks ..........................         382
                                                                     --------
                                                                        7,211
                                                                     --------

             INDUSTRIAL (8.5%)
 21,500    + Cytec Industries Inc. ..............................         497
 21,500      General Electric Co. ...............................       3,327
 10,450      Johnson Controls ...................................         594
  5,250      Minnesota Mining & Manufacturing ...................         514
 20,100      Sherwin - Williams Co. .............................         422
 30,350      Tyco International .................................       1,180
                                                                     --------
                                                                        6,534
                                                                     --------

             MACHINE AND MACHINE TOOLS (0.9%)
  7,500    + Lexmark Holdings ...................................         679
                                                                     --------

             TECHNOLOGY (26.9%)
  9,800    + ADC Telecommunications Inc. ........................         711
  4,600    + Adaptec Inc. .......................................         229
  7,200      Adobe Systems Inc. .................................         484
 10,950    + Apple Computer Inc. ................................       1,126
 27,250    + Cisco Systems ......................................       2,919
  8,500      Computer Associates International ..................         594


                        See notes to financial statements


                                                                         Page 13


WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1999

NUMBER                                                             VALUE
OF SHARES                          SECURITY                       (000'S)
---------                          --------                       -------

                        QUANTITATIVE EQUITY (continued)

 18,800    + Compuware Corp. ....................................    $    700
  7,250    + EMC Corp. ..........................................         792
 24,700      Intel Corp. ........................................       2,033
 14,000      International Business Machines Corp. ..............       1,512
  7,300    + LSI Logic Corp. ....................................         493
 18,500      Lucent Technologies ................................       1,384
 41,600    + Microsoft Corp. ....................................       4,857
 10,500    + Sun Microsystems ...................................         813
 15,950    + Tellabs Inc. .......................................       1,024
 13,200      United Technologies Corp. ..........................         858
                                                                     --------
                                                                       20,529
                                                                     --------

             TELECOMMUNICATIONS (6.3%)
29,900       A T & T Corp. ......................................       1,517
 7,800       Alltel Corp. .......................................         645
30,350       BellSouth Corp. ....................................       1,421
24,000     + MCI Worldcom Inc. ..................................       1,274
                                                                     --------
                                                                        4,857
                                                                     --------

             TRANSPORTATION (0.7%)
  7,800    + AMR Corp. ..........................................         523
                                                                     --------

             UTILITIES (3.2%)
 22,200      Bell Atlantic Corp. ................................       1,367
 22,650      Constellation Energy Group .........................         657
 11,950    + Transocean Sedco Forex Inc. ........................         403
                                                                     --------
                                                                        2,427
                                                                     --------

             TOTAL COMMON STOCKS
                    (Cost $61,175) ..............................      75,903
                                                                     --------

PRINCIPAL
AMOUNT
(000'S)
-------
             EURODOLLAR DEPOSIT (0.7%)
                    (Cost $548)
   $548      Societe Generale Bank 3.000% Due 1/3/00 ............         548
                                                                     --------
             TOTAL INVESTMENTS (100.0%)
                    (Cost $61,723) ..............................      76,451

             OTHER ASSETS IN EXCESS OF LIABILITIES (0.0%) .......           1
                                                                     --------
             TOTAL NET ASSETS (100.0%) ..........................    $ 76,452
                                                                     ========


+ Non-income producing security.

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1999

NUMBER                                                             VALUE
OF SHARES                          SECURITY                       (000'S)
---------                          --------                       -------

                                 INTERNATIONAL

             COMMON STOCKS (91.2%)
             AUSTRALIA (2.5%)
  7,727      BRL Hardy Ltd. .....................................    $     37
  4,165      Broken Hill Proprietary Co. ........................          55
  6,000      Foster's Brewing Group Ltd. ........................          17
  1,500      Lend Lease Corp. Ltd. ..............................          21
  1,800      National Australia Bank, Ltd. ......................          28
  3,005      News Corporation Ltd. ..............................          29
                                                                     --------
                                                                          187
                                                                     --------

             FINLAND (3.4%)
  3,000      Enso R Shares ......................................          52
  1,074      Nokia ..............................................         195
                                                                     --------
                                                                          247
                                                                     --------

             FRANCE (9.5%)
    400      AXA ................................................          56
    563    + Aventis ............................................          33
    464      Banque Nationale De Paris ..........................          43
     50      Cap Gemini SA ......................................          13
    400      Carrefour Supermarche ..............................          74
    252      Christian Dior .....................................          62
    250      Compagnie De Saint Gobain ..........................          47
    125      Credit Commer France ...............................          16
    500      Dassault Systems SA ................................          33
    330    + Equant NV ..........................................          37
     75      L' Oreal ...........................................          60
    877      Rhodia SA ..........................................          20
    613      Sonera OYJ .........................................          42
    796      Total Fina SA - B ..................................         106
    636      Vivendi ............................................          57
                                                                     --------
                                                                          699
                                                                     --------

             GERMANY (8.7%)
  1,000      Bayer AG ...........................................          47
    764      DaimlerChrysler AG .................................          59
    626    + Deutsche Bank AG ...................................          53
    446      Deutsche Pfandbrief & Hypothekenbank ...............          33
  1,891    + Deutsche Telekom AG ................................         135
     70      Fresenius AG Pfd. ..................................          13
    430      Mannesmann AG ......................................         105
    120      SAP AG - Vorzug ....................................          72
    448      Siemens AG .........................................          57
    675      Veba AG ............................................          33
    500      Volkswagen AG ......................................          28
                                                                     --------
                                                                          635
                                                                     --------

             HONG KONG (2.7%)
  3,000      Cheung Kong (Holdings) Ltd.                                   38
  6,000    + China Telecom (Hong Kong)                                     38
 18,000      Dairy Farm International Holdings                             16



                        See notes to financial statements


Page 14


WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1999

NUMBER                                                             VALUE
OF SHARES                          SECURITY                       (000'S)
---------                          --------                       -------

                           INTERNATIONAL (continued)

  3,000      Dao Heng Bank Group Ltd. ...........................    $     15
 26,000      Esprit Holdings Limited ............................          28
 13,000      Hong Kong & China Gas Co, Ltd. .....................          18
  4,500      Swire Pacific Ltd `A' ..............................          27
  3,000      Television Broadcasts Ltd. .........................          20
                                                                     --------
                                                                          200
                                                                     --------

             IRELAND (0.6%)
  2,000      CRH PLC ............................................          43
                                                                     --------

             ITALY (0.8%)
 10,000      Benetton Grp SPA ...................................          23
  6,600      Unicredito Italiano SPA ............................          32
                                                                     --------
                                                                           55
                                                                     --------

             JAPAN (25.6%)
    200      Acom Co. Ltd. ......................................          20
    300      Advantest Corp. ....................................          79
  5,000      Asahi Bank Ltd. ....................................          31
  6,000      Asahi Chemical Industry Co. ........................          31
  4,000      Bank of Tokyo - Mitsubishi Ltd. ....................          56
    100      Benesse Corporation ................................          24
  1,000      Bridgestone Corporation ............................          22
  1,000      Canon Inc. .........................................          40
    440      Canon Sales Co. Inc. ...............................           7
     88      Circle K Japan Co. .................................           4
  2,000      Dai Nippon Printing Co. Ltd. .......................          32
  2,000      Daiwa House Industry Co. Ltd. ......................          15
      5      East Japan Railway Co. .............................          27
  2,000      Fujitsu Limited ....................................          91
  4,000      Hitachi Ltd. .......................................          64
  1,000      Honda Motor Co. Ltd. ...............................          37
  3,000      Industrial Bank of Japan ...........................          29
  1,000      Matsushita Electric Industrial Co. .................          28
  6,000      Mitsubishi Heavy Industries Ltd. ...................          20
  3,000      Mitsui & Co. Ltd. ..................................          21
  3,000      NSK Limited ........................................          20
 18,000      Nippon Steel Corp. .................................          42
     12      Nippon Telegraph & Telephone Corp. .................         206
  4,000      Nippon Yusen Kabushiki Kaish .......................          16
  2,000      Nomura Securities Co. ..............................          36
  2,000      Olympus Optical Co. Ltd. ...........................          28
    100      Rohm Company Limited ...............................          41
    100      Ryohin Keikaku .....................................          20
  2,000      Sankyo Company Limited .............................          41
  2,000      Sekisui House Ltd. .................................          18
  1,000      Shin - Etsu Chemical Co. ...........................          43
    100      Softbank Corp. .....................................          96
    400      Sony Corp. .........................................         119
  3,000      Sumitomo Bank Ltd. .................................          41
 16,000      Taisei Corp. .......................................          30
  1,000      Taisho Pharmaceutical Co. ..........................          29
  2,000      Takashimaya Co. Ltd. ...............................          14
  1,000      Takeda Chemical Industries .........................          49
    200      Takefuji Corporation ...............................          25
  4,000      Tokai Bank Ltd. ....................................          25
  2,000      Tokio Marine & Fire Insurance ......................          23
  1,000      Tokyo Electric Power Co. ...........................          27
  5,000      Toshiba Corporation ................................          38
  2,000      Toyota Motor Co. ...................................          97
  1,000      Yamanouchi Pharmaceutical Co. ......................          35
  1,000      Yamato Transport Co. Ltd. ..........................          39
                                                                     --------
                                                                        1,876
                                                                     --------

             NETHERLANDS (5.4%)
  2,496      ABN-AMRO Holding NV ................................          62
    602      Aegon NV ...........................................          58
    954      Hagemeyer NV .......................................          22
  1,325      ING Groep NV .......................................          80
    400      Philips Electronics ................................          55
    590      STMicroelectronics NV ..............................          91
    500      Vnu - Ver Ned Uitgev Ver Bezit .....................          26
                                                                     --------
                                                                          394
                                                                     --------

             NORWAY (0.2%)
    800      Tomra Systems ASA ..................................          14
                                                                     --------
             PORTUGAL (0.3%)
  2,000      Portugal Telecom SA ................................          22
                                                                     --------
             SINGAPORE (1.5%)
  3,000      City Developments Ltd. .............................          17
  3,000      Fraser & Neave Ltd. ................................          11
  2,100      Oversea - Chinese Banking Corp. ....................          19
  1,000      Singapore Press Holdings, Ltd. .....................          22
 14,000      Singapore Tech Engineering .........................          22
  2,112      United Overseas Bank, Ltd. .........................          19
                                                                     --------
                                                                          110
                                                                     --------

             SPAIN (2.7%)
  2,000    + Amadeus Global Travel Dist A .......................          32
  3,000      Banco Bilbao Vizcaya ...............................          43
  1,400      Endesa-Empresa NAC Electric ........................          28
  3,785    + Telefonica S.A .....................................          94
                                                                     --------
                                                                          197
                                                                     --------

             SWEDEN (1.9%)
  1,531      Ericsson LM - B ....................................          99
  1,200      Hennes & Mauritz AB B - Shs ........................          40
                                                                     --------
                                                                          139
                                                                     --------

                        See notes to financial statements


                                                                         Page 15


WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1999

NUMBER                                                             VALUE
OF SHARES                          SECURITY                       (000'S)
---------                          --------                       -------

                           INTERNATIONAL (continued)

             SWITZERLAND (4.7%)
     37      Adecco SA ..........................................    $     29
      5      Julius Baer Holding AG Class B .....................          15
     49      Nestle SA ..........................................          90
     51      Novartis AG ........................................          75
      5      Roche Holding AG - Genuss ..........................          59
    130      Zurich Allied AG ...................................          74
                                                                     --------
                                                                          342
                                                                     --------

             UNITED KINGDOM (20.7%)
    748      Astrazeneca ........................................          31
 14,948      BP Amoco ...........................................         150
  1,918      Barclays ...........................................          55
    339      British Aerospace PFD ..............................           1
  7,088      British Telecom ....................................         173
  1,500      Colt Telecom Group .................................          77
  4,000      Compass Group ......................................          55
    700      Dixons Group .......................................          17
  1,500      GKN ................................................          24
  3,500      Glaxo Wellcome .....................................          99
  7,602      HSBC Holdings ......................................         106
  3,000      Hays ...............................................          48
  3,000      Invensys ...........................................          16
  2,034      Johnson Matthey ....................................          21
  4,000      Lloyd's TSB Group ..................................          50
  2,500      Marconi ............................................          44
  2,000      Misys ..............................................          31
  3,700      National Grid Group ................................          28
  2,000      Norwich Union ......................................          15
  1,600      Rio Tinto ..........................................          39
  4,000      Sage Group .........................................          49
  9,154      Shell Transport & Trading ..........................          76
  4,750      Smithkline Beecham .................................          61
 18,000      Tesco ..............................................          55
  5,500      Unilever ...........................................          40
 23,500      Vodafone Airtouch ..................................         116
  2,630      WPP Group ..........................................          42
                                                                     --------
                                                                        1,519
                                                                     --------

             TOTAL COMMON STOCKS
                    (Cost $5,124) ...............................       6,679
                                                                     --------

PRINCIPAL
AMOUNT
(000'S)
-------

             CONVERTIBLE BONDS
             JAPAN (1.1%)
                    (Cost $51)
    $70      Sumitomo Bank International Finance 0.750%
                    Due 5/31/01 .................................    $     79
                                                                     --------

             EURODOLLAR DEPOSIT (6.9%)
                    (Cost $504)
    504      Societe Generale Bank 3.000% Due 1/3/00 ............         504
                                                                     --------

             TOTAL INVESTMENTS (99.2%)
                    (Cost $5,679) ...............................       7,262
                                                                     --------

             OTHER ASSETS IN EXCESS OF LIABILITIES (0.8%) .......          61
                                                                     --------

             TOTAL NET ASSETS (100.0%)                               $  7,323
                                                                     ========


                                                                  Unrealized
 Number                                                           Appreciation
of Contracts                                                        (000's)
------------                                                        -------

             FUTURES PURCHASED
             (Aggregate Futures Amount $350)
      7      DJ Euro Stoxx 50 March 2000 ........................           9

             (Aggregate Futures Amount $184)
      2      Nikkei 225 SGX March 2000 ..........................           2
                                                                     --------
             Total Unrealized Appreciation ......................          11
                                                                     ========


+ Non-income producing security.




                        See notes to financial statements


Page 16


WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1999



                           INTERNATIONAL (continued)

                                INTERNATIONAL FUND
                                INDUSTRY CONCENTRATIONS
 % OF NET                                                             VALUE
  ASSETS                                                             (000'S)
  ------                                                             -------

   14.3%     Telecommunication Services .........................       1,045
   11.6%     Banks ..............................................         850
   10.8%     Technology, Hardware & Equipment ...................         789
    7.0%     Pharmaceuticals & Biotechnology ....................         512
    5.4%     Materials ..........................................         393
    4.5%     Energy .............................................         332
    4.5%     Software & Services ................................         326
    4.4%     Consumer Durables & Apparel ........................         320
    3.6%     Automobiles & Components ...........................         267
    3.4%     Capital Goods ......................................         248
    3.1%     Insurance ..........................................         226
    2.8%     Diversified Financials .............................         209
    2.7%     Food, Beverage & Tobacco ...........................         195
    2.6%     Utilities ..........................................         191
    2.0%     Food & Drug Retailing ..............................         145
    2.0%     Retailing ..........................................         145
    1.9%     Media ..............................................         139
    1.8%     Commercial Services & Supplies .....................         133
    1.1%     Transportation .....................................          82
    0.8%     Household & Personal Products ......................          60
    0.7%     Hotel, Restaurants & Leisure .......................          55
    0.7%     Real Estate ........................................          55
    0.6%     Health Care Equipment & Services ...................          41
--------                                                             --------
   92.3%     Total Stocks and Bonds .............................       6,758
    6.9%     Short-term Investments .............................         504
--------                                                             --------
   99.2%     Total Investments ..................................       7,262

    0.8%     Other Assets in Excess of Liabilities ..............          61
--------                                                             --------
  100.0%     Total Net Assets ...................................      $7,323
========                                                             ========



PRINCIPAL
AMOUNT                                                            VALUE
(000's)                            SECURITY                       (000'S)
---------                          --------                       -------

                                   CORE BOND

             LONG-TERM SECURITIES
             ASSET BACKED SECURITIES (1.5%)
                    (Cost $2,141)
             CREDIT CARDS (1.5%)
 $2,120      American Express Master Trust
                    Series 1998-1 Class A 5.900% Due 4/15/04 ....    $  2,052
                                                                     --------

             CORPORATE DEBENTURES (38.1%)
             BANKS (4.8%)
  2,000      BankBoston Corp. 6.125% Due 3/15/02 ................       1,959
  1,400      Bear Stearns Co. Inc. 7.625% Due 12/7/09 ...........       1,375
  1,350      Chase Manhattan Corp. 7.625% Due 1/15/03 ...........       1,369
    960      Nordbanken 8.950% Due 11/29/49 (B)(D) ..............         946
  1,000      Royal and Sun Alliance Insurance
                    8.950% Due 10/15/29 (B) .....................       1,021
                                                                     --------
                                                                        6,670
                                                                     --------
             CONSUMER CYCLICALS (1.8%)
  1,350      Saks Inc. 8.250% Due 11/15/08 ......................       1,313
  1,250      Saks Inc. 7.500% Due 12/1/10 .......................       1,126
                                                                     --------
                                                                        2,439
                                                                     --------

             FINANCE (17.7%)
  3,350      American General Finance Corp. 5.750% Due 11/1/03 ..       3,168
     55      Aristar Inc. 6.000% Due 8/1/01 .....................          54
    200      Associates Corp. NA 6.500% Due 10/15/02 ............         197
    350      Beneficial Corp. 6.270% Due 1/9/02 .................         345
  1,735      Beneficial Corp. 6.250% Due 2/18/03 (D) ............       1,679
  1,500      CIT Group Inc. 7.125% 10/15/04 .....................       1,487
     50      Commercial Credit Corp. 6.875% Due 5/1/02 ..........          50
  2,530      Conseco Inc. 8.500% Due 10/15/02 ...................       2,565
  3,000      Conseco Inc. 9.000% Due 10/15/06 ...................       3,092
  1,245      Dresdner Funding Trust 8.151% Due 6/30/31 (B)(D) ...       1,166
  1,905      Ford Motor Credit Co. 8.200% Due 2/15/02 ...........       1,948
  1,375      Ford Motor Credit Corp. 7.375% Due 10/28/09 ........       1,358




                        See notes to financial statements


                                                                         Page 17


WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1999



PRINCIPAL
AMOUNT                                                            VALUE
(000's)                            SECURITY                       (000'S)
---------                          --------                       -------

                             CORE BOND (continued)

$ 1,500      GMAC 6.650% Due 11/15/05 ...........................    $  1,444
  1,620      Heller Financial Inc. 7.375% Due 11/1/09 (B) .......       1,574
  2,700      Morgan Stanley Dean Witter 7.125% Due 1/15/03 ......       2,698
  1,415      Newcourt Credit Group Inc. 7.125% Due 12/17/03 (B) .       1,411
     50      Salomon Smith Barney Holdings 5.875% Due 2/1/01 ....          49
                                                                     --------
                                                                       24,285
                                                                     --------

             INDUSTRIAL (6.6%)
  1,200      Abitibi Consolidated 7.500 Due 4/1/28 ..............       1,033
  1,250      Cooper Tire & Rubber Co. 8.000% Due 12/15/19 .......       1,201
    390      DaimlerChrysler NA Holding 6.630% Due 9/21/01 ......         388
  1,500      Fortune Brands Inc. 7.125% Due 11/1/04 (B) .........       1,478
  2,600      Owens Corning 7.500% Due 5/1/05 ....................       2,465
  1,200      Owens Corning 7.700% Due 5/1/08 ....................       1,117
  1,000      Service Corp. International 6.750% Due 6/1/01 ......         937
    750      Service Corp. International 6.000% Due 12/15/05 ....         563
                                                                     --------
                                                                        9,182
                                                                     --------

             REAL ESTATE INVESTMENT TRUST (2.6%)
  3,590      CarrAmerica Realty Corp. 6.625% Due 10/1/00 ........       3,556
                                                                     --------

             TELECOMMUNICATIONS (1.6%)
  1,480      Sprint Capital Corp. 6.900% Due 5/1/19 .............       1,346
    850      US West Communications 7.200% Due 11/1/04 (B) ......         847
                                                                     --------
                                                                        2,193
                                                                     --------

             TRANSPORTATION (2.1%)
  3,020      Laidlaw Inc. 7.875% Due 4/15/05 ....................       2,855
                                                                     --------

             UTILITY (0.9%)
  1,250      Israel Electric Corp. Ltd. 8.250% Due 10/15/09 (B) .       1,246
                                                                     --------

             TOTAL CORPORATE DEBENTURES
                    (Cost $53,148) ..............................      52,426
                                                                     --------
             U.S. GOVERNMENT OBLIGATIONS (10.3%)
             U.S. TREASURY BONDS (1.0%)
 $1,700      5.250% Due 2/15/29 .................................       1,406

             U.S. TREASURY NOTES (5.7%)
  7,555    * 6.125% Due 12/31/01                                        7,538
    280      6.000% Due 8/15/09                                           271
                                                                     --------
                                                                        7,809
                                                                     --------

             U.S. TREASURY STRIPS (3.6%)
  5,030      Zero Coupon Due 2/15/15 ............................       1,799
  9,755      Zero Coupon Due 11/15/22 ...........................       2,138
  6,200      Zero Coupon Due 11/15/27 ...........................       1,040
                                                                     --------
                                                                        4,977
                                                                     --------
             TOTAL U.S. GOVERNMENT OBLIGATIONS
                    (Cost $14,432) ..............................      14,192
                                                                     --------

             MORTGAGE PASS THROUGH SECURITIES (37.7%)
             FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) (24.3%)
    766      9.000% Due 11/1/10 .................................         792
 10,715      7.000% Due 1/1/29 (C) ..............................      10,360
 11,405      7.500% Due 1/1/30 (C) ..............................      11,280
 10,875      8.000% Due 1/1/30 (C) ..............................      10,963
                                                                     --------
                                                                       33,395
                                                                     --------

             Government National Mortgage Association (GNMA) (8.4%)
  3,631      8.500% Due 1/15/17-12/15/17 ........................       3,764
  1,723      8.000% Due 9/15/17-11/15/17 ........................       1,760
  1,661      7.500% Due 9/15/07 .................................       1,672
  4,641      6.500% Due 2/15/24-10/15/24 ........................       4,404
                                                                     --------
                                                                       11,600
                                                                     --------

             OTHER (5.0%)
  1,400      Chase Commercial Mortgage Securities Co.
               Series 1999-2 Class A2 7.198% Due 11/15/09 (B)           1,366
  2,100      GMAC Commercial Mortgage Securities
               Series 1998-C2 Class A2 6.420% Due 8/15/08               1,959
  1,372      Lehman Brothers Commercial Conduit Mortgage Trust
               Series 1999-C1 Class A1 6.410% Due 8/15/07               1,323
  2,224      TIAA Retail Holdings Commercial Mortgage Trust
               Series 1999-1 Class A 7.170% Due 4/15/08                 2,189
                                                                     --------
                                                                        6,837
                                                                     --------




                        See notes to financial statements


Page 18


WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1999



PRINCIPAL
AMOUNT                                                            VALUE
(000's)                            SECURITY                       (000'S)
---------                          --------                       -------

                             CORE BOND (continued)

             TOTAL MORTGAGE PASS THROUGH SECURITIES
                    (Cost $52,854)                                   $ 51,832

             NON-MORTGAGE PASS THROUGH NOTES (9.6%)
                    (Cost $13,220)
$13,540      Federal National Mortgage Association (FNMA)
                    6.625% Due 9/15/09                                 13,151

             SHORT-TERM SECURITIES
             ASSET BACKED SECURITIES (11.3%)
             CREDIT CARDS (5.5%)
  1,290      Capital One Master Trust Series 1995-1 Class A
                    6.653% Due 10/15/03 (A) .....................       1,290
  1,790      Discover Card Master Trust I Series 1999-3 Class A
                    6.573% Due 9/15/04 (A) ......................       1,792
  1,220      Discover Card Master Trust I Series 1997-1 Class A
                    6.553% Due 2/16/05 (A) ......................       1,217
    610      First Deposit Series 1995-1 Class A
                    6.653% Due 8/15/04 (A) ......................         610
  1,000      First USA Bank Series 1995-5 Class A
                    6.670% Due 4/15/03 (A) ......................       1,001
  1,550      People's Master Credit Card Trust Series 1997-2 Class A
                    6.593% Due 4/15/05 (A) ......................       1,547
    145      Wachovia Credit Card Trust Series 1995-1 Class A
                    6.633% Due 3/15/03 (A) ......................         145
                                                                     --------
                                                                        7,602
                                                                     --------

             FINANCE (2.5%)
  1,560      Ford Motor Credit Corp. 6.290% Due 3/19/02 (A) .....       1,563
  1,825      GMAC 6.335% Due 4/7/04 (A) .........................       1,830
                                                                     --------
                                                                        3,393
                                                                     --------

       REAL ESTATE INVESTMENT TRUST (3.3%)
  2,000      General Motors Pension Trust Commercial Mortgage Backed
                    Series 1999-1 Class A
                    6.855% Due 8/15/04 (A)(B) ...................       1,995
  2,600      Mall Asset Realty Trust Series 1999-1 Class A
                    6.831% Due 12/13/01 (A)(B) ..................       2,596
                                                                     --------
                                                                        4,591
                                                                     --------
             TOTAL ASSET BACKED SECURITIES
                    (Cost $15,587) ..............................      15,586
                                                                     --------


             COMMERCIAL PAPER (18.0%)
  3,870    * Banque Generale Luxembourg Zero Coupon Due 1/19/00 .       3,858
  3,000    * Charta Group Zero Coupon Due 1/19/00 ...............       2,991
  3,830    * Compass Securitization Zero Coupon Due 1/19/00 .....       3,819
  3,660    * Fidex PLC Zero Coupon Due 1/19/00 ..................       3,649
  4,545    * Galaxy Funding Inc. Zero Coupon Due 1/19/00 ........       4,531
  2,500    * International Securitization Corp. Zero Coupon
                    Due 1/19/00 .................................       2,493
  3,385    * Market Street Funding Inc. Zero Coupon Due 1/19/00 .       3,375
                                                                     --------
             TOTAL COMMERCIAL PAPER
                    (Cost $24,716) ..............................      24,716
                                                                     --------

             REPURCHASE AGREEMENT (0.8%)
                    (Cost $1,062)
  1,062      SBC Warburg Inc. 3.250% Due 1/3/00
                    with maturity value of $1,062
                    collateralized by $1,083
                    United States Treasury
                    Bond 7.625% Due 2/15/25) ....................       1,062
                                                                     --------

             TOTAL INVESTMENTS (127.3%)
                    (Cost $177,160) .............................     175,017

             LIABILITIES IN EXCESS OF OTHER ASSETS (-27.3%) .....     (37,530)
                                                                     --------

             TOTAL NET ASSETS (100.0%)                               $137,487
                                                                     ========

(A) Adjustable rate security.
(B) SEC Rule 144A Security. Such security has limited markets and is traded among qualified institutional buyers.
(C) When issued security.
(D) Callable security.
    * Securities segregated as collateral for TBA securities.




                        See notes to financial statements


                                                                         Page 19


WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1999



PRINCIPAL
AMOUNT                                                            VALUE
(000's)                            SECURITY                       (000'S)
---------                          --------                       -------

                          INTERMEDIATE MUNICIPAL BOND

             CALIFORNIA (5.5%)
    $65      California Educational Facilities
               Authority Revenue Refunding
               College of Chiropractic 4.700% Due 11/1/01 .......    $     65

    400      California Health Facilities
               Finance Authority Revenue
               Northern Presbyterian Hospital 4.500% Due 7/1/04 .         387

    200      Corona California Public Finance
               Authority, Public Improvement
               Revenue Refunding 5.950% Due 7/1/07 ..............         203

    480      Simi Valley USA California
               University School District Certificates of
               Participation Refunding & Capital
               Improvement Projects (AMBAC Insured)
               4.800% Due 8/1/10 ................................         463

             COLORADO (2.9%)
    100      Adams County Colorado
               School District No. 12 Series D
               General Obligation
               (MBIA Insured) 5.450% Due 12/15/06 ...............         102

     45      Brighton Colorado
               General Obligation (FGIC Insured)
               Zero Coupon Due 12/1/00 ..........................          43

    295      Superior Metropolitan District
               Number 2 Boulder County
               Colorado Zero Coupon Due 12/1/13 .................         288

    150      Westminster Colorado Multifamily
               Revenue Refunding Housing
               Oasis Wexford Apts Project
               5.350% Due 12/1/25 ...............................         152

             CONNECTICUT (1.2%)
     95      Connecticut State Health & Education
               Facilities Authority Revenue
               Sacred Heart University Series D
               5.200% Due 7/1/01 ................................          96


    100      Connecticut State Health & Education
               Facilities Authority Revenue
               Sacred Heart University Series D
               5.300% Due 7/1/02 ................................         101

     50      Stratford Connecticut
               General Obligation Bond
               (FGIC Insured)
               7.000% Due 6/15/04 ...............................          55

             DISTRICT OF COLUMBIA (1.5%)
    145      District of Columbia
               General Obligation Bond
               Prerefunded Revenue
               5.000% Due 6/1/01 ................................         146

    155      District of Columbia
               General Obligation Bond
               5.000% Due 6/1/01 ................................         155

             FLORIDA (5.6%)
    175      Jacksonville Florida Electric
               Authority Revenue 6.000% Due 7/1/01 ..............         176

    455      Pace Property Finance Authority
               Florida Utility System Revenue
               Refunding & Improvement
               (AMBAC Insured) 5.100% Due 9/1/09 ................         453

    500      St. John's County Florida
               Water & Sewer Revenue
               (MBIA Insured) 5.250% Due 6/1/10 .................         501

     10      St. Lucie County School Board
               Certificates of Participation
               Series A (AMBAC Insured)
               7.250% Due 7/1/04 ................................          10

             GEORGIA (4.7%)
    400      Georgia State Series D
               General Obligation
               6.700% Due 8/1/10 ................................         449

    500      Savannah Georgia Economic
               Development Authority Revenue
               College of Art & Design Inc. PJ
               Revenue Bonds
               5.800% Due 10/1/05 ...............................         498



                        See notes to financial statements


Page 20


WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1999



PRINCIPAL
AMOUNT                                                            VALUE
(000's)                            SECURITY                       (000'S)
---------                          --------                       -------

                    INTERMEDIATE MUNICIPAL BOND (continued)

             HAWAII (2.2%)
   $450      Hawaii State Housing & Developing
               Corporation Single Family
               Mortgaging Revenue 4.750% Due 7/1/06 .............    $    442

             ILLINOIS (7.3%)
  1,000      Chicago Illinois O'Hare International
               Airport Refunding - 2nd Lien -
               Series C 5.750% Due 1/1/09 .......................       1,030

    100      Cook County Illinois School District
               School District No. 99 (FGIC Insured)
               8.400% Due 1/1/01 ................................         104

    100      Cook & DuPage Counties, Illinois
               Combined School District - B
               (FGIC Insured)
               Zero Coupon Due 12/1/05 ..........................          74

    265      Illinois Health Facilities
               Authority Revenue Series A
               (MBIA Insured)
               7.900% Due 8/15/03 ...............................         266

             INDIANA (2.8%)
    310      La Porte Indiana Economic
               Development Revenue
               Boise Cascade Corp. Project
               Escrowed to Maturity 7.375% Due 6/1/01 ...........         316

    250      Marion County Indiana Hospital
               Authority Hospital Facility Revenue
               Methodist Hospital of Indiana
               Escrowed to Maturity 6.501% Due 9/1/08 ...........         256

             IOWA (0.5%)
    100      Iowa Student Loan
               Liquidity Corporation
               Student Loan Revenue 6.450% Due 3/1/02 ...........         103

             KENTUCKY (0.9%)
    145      Dayton Kentucky Elderly
               Housing Speers Court
               (FHA Insured) 5.350% Due 9/1/05 ..................         146

     40      Kentucky State Turnpike Authority
               Toll Road Revenue Series A 8.500% Due 7/1/04 .....          40

             LOUISIANA (3.6%)
    630      New Orleans Louisiana
               General Obligation Unlimited
               Non-Callable 7.200% Due 11/1/08 ..................         718

             MARYLAND (0.5%)
    100     Maryland State Community
               Development Administration
               Single Family Program - 6th Series
               6.200% Due 4/1/04 ................................         104

             MICHIGAN (4.3%)
     75      Ferris St. College
               Special Obligation 7.500% Due 8/15/03 ............          78

    240      Michigan State Building Authority
               Chippewa Correctional Facilities
               Escrowed to Maturity 7.250% Due 10/1/04 ..........         265

    510      Michigan State Housing
               Development Authority
               Rental Housing Revenue Series A
               6.600% Due 4/1/12 ................................         534

             MINNESOTA (0.5%)
    100      St. Paul Minnesota Port Authority
               Commercial Development General
               Revenue Fort Rd Med/Irvine
               (Asset Guaranty Insured) 7.500% Due 9/1/02 .......         101

             NEBRASKA (1.2%)
    240      Nebraska Investment Finance
               Authority Multi Family Revenue
               Refunding Housing Wycliffe West
               5.500% Due 12/1/25 ...............................         244

             NEVADA (0.7%)
    130      Nevada Housing Division
               Single Family Program 5.550% Due 10/1/02 .........         132

             NEW JERSEY (2.9%)
    335      Arlington Arms Financing Corp.
               New Jersey Mortgage Revenue
               Arlington Arms Apartments
               (FHA Insured) 10.250% Due 3/1/25 .................         339


                        See notes to financial statements


                                                                         Page 21


WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1999



PRINCIPAL
AMOUNT                                                            VALUE
(000's)                            SECURITY                       (000'S)
---------                          --------                       -------


                    INTERMEDIATE MUNICIPAL BOND (continued)


   $235      Gateway New Jersey Housing
               Development Corporation
               Revenue Bond Section 8
               (FHA Insured) 10.500% Due 8/1/25 .................    $    239

             NEW YORK (5.4%)
    100      Hempstead Town New York
               General Obligation, Series B
               (AMBAC Insured) 6.500% Due 1/1/12 ................         110

  1,000      New York State General
               Obligation Unlimited
               5.250% Due 7/15/12 ...............................         983

             NORTH CAROLINA (1.6%)
    300      Surry County North Carolina
               Pollution Control Finance Authority
               9.250% Due 12/1/02 ...............................         318

             OHIO (0.6%)
    100     Loveland Ohio School District
               General Obligation
               6.650% Due 12/1/15 ...............................         107

     25      Ohio Housing Financing Agency
               Single Family Mortgage
               Series 1985A (FGIC Insured)
               Zero Coupon Due 1/15/15 ..........................           6

             OKLAHOMA (4.1%)
  1,625      Oklahoma County
               Oklahoma Home Finance Authority
               Single Family Refunding
               Prerefunded Zero Coupon Due 7/1/12 ...............         672

    160      Tulsa Oklahoma Metropolitan
               Utility Authority Revenue
               7.000% Due 2/1/03 ................................         165

             OREGON (2.8%)
    550      Oregon State Housing & Community
               Services Single Family Mortgage
               Series B 6.875% Due 7/1/28 .......................         567

             RHODE ISLAND (5.1%)
  1,000      Rhode Island Housing & Mortgage
               Finance Corp. Revenue Bonds
               5.700% Due 7/1/07 ................................       1,026

             SOUTH CAROLINA (0.4%)
     70      Piedmont Municipal Power Agency
               South Carolina Electric Revenue
               Series A Escrowed to Maturity
               (FGIC Insured) 6.125% Due 1/1/07 .................          74

             TEXAS (20.4%)
    500      Deer Park Texas Independent
               School District School Building
               6.375% Due 2/15/07 ...............................         539

    570      Edgewood Texas Independent
               School District Lease Revenue
               4.700% Due 8/15/05 ...............................         549

    580      Harris County Texas Flood District
               General Obligation
               Zero Coupon Due 10/1/06 ..........................         369

    265      Lower Colorado River
               Authority Revenue 6.250% Due 5/1/07 ..............         283

    580      Mercedes Texas Independent
               School District 4.900% Due 8/15/10 ...............         556

  1,000      Port of Houston Texas
               General Obligation Bond
               5.100% Due 10/1/11 ...............................         971

    400      San Antonio Texas
               General Obligation Limited
               5.650% Due 2/1/13 ................................         403

    455      San Antonio Texas
               General Obligation Limited
               5.875% Due 2/1/15 ................................         458

             UTAH (1.2%)
    215      Salt Lake City Utah Water
               Conservancy District Revenue
               Refunding Series A Escrowed to Maturity
               (MBIA Insured) 10.875% Due 10/1/02 ...............         233

             VIRGINIA (0.0%)
     30      Virginia State Housing
               Development Authority
               Multi Family Series A
               Zero Coupon, Due 11/1/17 .........................           6



                        See notes to financial statements


Page 22


WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1999



PRINCIPAL
AMOUNT                                                            VALUE
(000's)                            SECURITY                       (000'S)
---------                          --------                       -------

INTERMEDIATE MUNICIPAL BOND (continued)

             WASHINGTON (2.9%)
   $250      Lynnwood Washington Water &
               Sewer Revenue Refunding
               (FGIC Insured) 6.000% Due 12/1/07 ................    $    264

    300      WASHINGTON STATE
               Motor Vehicle Fuel Tax
               General Obligation
               6.200% Due 3/1/08 ................................         321

             WISCONSIN (5.1%)
  1,000      Wisconsin State
               General Obligation Unlimited
               5.750% Due 5/1/11 ................................       1,026
                                                                     --------

             TOTAL INVESTMENTS (98.4%)
               (Cost $19,978) ...................................      19,880


             OTHER ASSETS IN EXCESS OF LIABILITIES (1.6%) .......         330
                                                                     --------

             TOTAL NET ASSETS (100.0%) ..........................    $ 20,210
                                                                     ========



                                INTERMEDIATE MUNICIPAL FUND
                                INDUSTRY CONCENTRATIONS
  % OF NET                                                            VALUE
   ASSETS                                                            (000'S)
   ------                                                            -------

   51.0%     General Obligation .................................    $ 10,302
   22.5%     Housing Developments ...............................       4,553
    7.2%     Water Supply .......................................       1,452
    5.7%     Medical - Hospital Management & Services ...........       1,156
    5.3%     Transportation .....................................       1,070
    3.3%     Financial ..........................................         665
    2.2%     Educational Services ...............................         443
    1.2%     Electric Utilities .................................         239
--------                                                             --------
   98.4%     Total Investments ..................................      19,880

    1.6%     Other Assets in Excess of Liabilities ..............         330
--------                                                             --------
  100.0%     Total Net Assets ...................................    $ 20,210
========                                                             ========




PRINCIPAL
AMOUNT                                                            VALUE
(000's)                            SECURITY                       (000'S)
---------                          --------                       -------

                            GOVERNMENT MONEY MARKET

             U.S. GOVERNMENT AGENCY
             OBLIGATIONS (71.9%)
             FEDERAL FARM CREDIT BANK (16.0%)
$15,000      Discount Note Due 1/24/00 ..........................    $ 14,948
 10,000      Discount Note Due 1/27/00 ..........................       9,960
 20,000      Discount Note Due 2/10/00 ..........................      19,872
 15,000      Discount Note Due 3/31/00 ..........................      14,784
                                                                     --------
                                                                       59,564
                                                                     --------

             FEDERAL HOME LOAN BANK (30.8%)
 25,000      Discount Note Due 1/19/00 ..........................      24,931
 15,000      Discount Note Due 1/21/00 ..........................      14,954
 10,000      Discount Note Due 2/2/00 ...........................       9,951
 15,000      Discount Note Due 2/7/00 ...........................      14,916
 10,000      Discount Note Due 2/8/00 ...........................       9,942
 15,000      Discount Note Due 2/15/00 ..........................      14,896
 15,000      Discount Note Due 2/22/00 ..........................      14,881
 10,000      Discount Note Due 2/28/00 ..........................       9,911
                                                                     --------
                                                                      114,382
                                                                     --------

             FEDERAL HOME LOAN MORTGAGE CORPORATION (7.7%)
  9,004      Discount Note Due 1/20/00 ..........................       8,978
 20,000      Discount Note Due 2/23/00 ..........................      19,835
                                                                     --------
                                                                       28,813
                                                                     --------

             FEDERAL NATIONAL MORTGAGE ASSOCIATION (17.4%)
 10,000      Discount Note Due 1/26/00 ..........................       9,962
 15,000      Discount Note Due 1/31/00 ..........................      14,931
 20,200      Discount Note Due 2/4/00 ...........................      20,094
 20,000      Discount Note Due 2/9/00 ...........................      19,875
                                                                     --------
                                                                       64,862
                                                                     --------

             TOTAL U.S. GOVERNMENT AGENCY NOTES
                    (Cost $267,621) .............................     267,621
                                                                     --------

             REPURCHASE AGREEMENT (24.6%)
                    (Cost $91,658)
 91,658      SBC Warburg Inc. 3.250% Due 1/3/00
               with a maturity value of $91,683
               (collateralized by $93,500
               United States Treasury Bond
               7.500% Due 11/24/24) .............................      91,658
                                                                     --------

             TOTAL INVESTMENTS (96.5%)
                    (Cost $359,279) .............................     359,279

             OTHER ASSETS IN EXCESS OF LIABILITIES (3.5%) .......      13,169
                                                                     --------

             TOTAL NET ASSETS (100.0%) ..........................    $372,448


                        See notes to financial statements


                                                                         Page 23


WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1999



PRINCIPAL
AMOUNT                                                            VALUE
(000's)                            SECURITY                       (000'S)
---------                          --------                       -------

                             TAX FREE MONEY MARKET

             ARIZONA (0.1%)
   $100      Tucson Industrial Development
               Tucson City Center Parking
               Garage Authority 5.125% Due 6/1/15 (a) ...........    $    100

             ARKANSAS (0.0%)
     48      Greystone Tax Exempt Certificate
               Trust 1 Series
               Certificates of Beneficial Ownership
               5.630% Due 5/1/28 (a)(d) .........................          48

             COLORADO (5.0%)
    175      Colorado Health Facility Authority
               Revenue AMC Cancer Series B
               3.400% Due 1/15/00 (a) ...........................         175

    850      Colorado Health Facility Authority
               Revenue AMC Cancer Series B
               3.400% Due 1/15/28 (a) ...........................         850

    100      Colorado Health Facility Authority
               The Visiting Nurse Corp.
               4.850% Due 7/1/22 (a) ............................         100

    100      Denver Colorado City & County
               Multi-Family Housing Revenue -
               Ogden Residence Project
               Series 1985 4.950% Due 12/1/09 (a) ...............         100

  1,000      Dove Valley Metropolitan District
               Colorado Arapahoe County Series B
               3.950% Due 11/1/25 (a) ...........................       1,000

  1,100      Eagle Ranch Metropolitan District
               Golf Course Revenue Series B
               5.550% Due 10/15/18 (a) ..........................       1,100

    775      Summit County Colorado Recreational
               Facilities Revenue Refunding
               (Copper Mountain) 3.950% Due 4/1/17 (a) ..........         775

  1,775      Summit County Colorado Recreational
               Facilities Revenue Refunding
               (Copper Mountain) 3.950% Due 4/1/17 (a) ..........       1,775

             FLORIDA (0.6%)
    500      Florida State Board of Education
               Capital Outlay Series A
               4.000% Due 1/1/00 ................................         500


     73      Greystone Tax Exempt Certificate
               Trust 1 Series
               Certificates of Beneficial Ownership
               5.630% Due 5/1/28 (a)(d) .........................          73

    100      Orange County Florida Health Facility
               Post Fountains Project
               5.500% Due 6/1/25 (a) ............................         100

             GEORGIA (3.1%)
    243      Greystone Tax Exempt
               Certificate Trust 1 Series
               Certificates of Beneficial Ownership
               5.630% Due 5/1/28 (a)(d) .........................         243

    100      Gwinnet County Georgia
               Development Authority Revenue
               (Wesleyan School Project)
               5.550% Due 3/1/17 (a) ............................         100

    200      Macon Bibb County Georgia
               Hospital Authority
               Revenue Anticipation
               CTFS-Medical Center
               5.550% Due 12/1/18 (a) ...........................         200

  1,000      Marietta Georgia Housing
               Authority Multifamily Revenue
               (Falls at Bells Ferry)
               3.200% Due 1/15/09 (a) ...........................       1,000

  2,085      Savannah Georgia Economic
               Development Authority
               Savannah Electric & Power
               Company Suntrust Project
               3.950% Due 1/1/16 (a) ............................       2,085

             ILLINOIS (12.6%)
  1,500      Cook County Community Unit School
               District No. 401 Elmwood Park
               Educational Purpose Tax
               Anticipation Warrants
               4.980% Due 10/25/00 ..............................       1,506

    550      Darien Industrial Development
               Authority Kinder Care Centers
               Series C 5.500% Due 2/1/01 (a) ...................         550

  4,000      Illinois Development Finance
               Authority Commonwealth
               Edison Company Project B
               5.300% Due 10/15/14 (a) ..........................       4,000




                        See notes to financial statements


Page 24


WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1999



PRINCIPAL
AMOUNT                                                            VALUE
(000's)                            SECURITY                       (000'S)
---------                          --------                       -------



                       TAX FREE MONEY MARKET (continued)

 $3,400      Illinois Development Finance
               Authority Center for Enriched
               Living Series 1999
               5.550% Due 1/1/29 (a) ............................    $  3,400

    800      Illinois Development Finance
               Authority Industrial Development
               Refunding Bond (Dart Container)
               3.950% Due 8/1/25 (a) ............................         800

  1,300      Illinois Development Finance
               Limited ( Dart Container Corp)
               5.610% Due 12/1/09 (a) ...........................       1,300

  1,000      Illinois Health Facility Authority
               Revenue Advocate Health Care
               Network Series B 5.350% Due 8/15/22 (a) ..........       1,000

  2,300      Village of Troy Grove Illinois
               (Unimin Corp.) 5.015% Due 5/1/10 (a)(b) ..........       2,300

             INDIANA (5.0%)
  1,000      Frankfort Industrial Economic
               Development Revenue
               Frito Lay Inc. Project
               4.350% Due 11/1/14 (a) ...........................       1,002

    720      GAF Tax Exempt Bond Grantor
               Trust Series A 4.100% Due 4/1/08 (a) .............         720

  1,500      Indiana State Educational
               Facilities Authority
               Revenue Franklin College
               5.500% Due 10/1/19 (a) ...........................       1,500

  1,000      Indianapolis Indiana
               Economic Development Revenue
               (Joint & Clutch Series 1984)
               3.995% Due 12/1/14 (a)(b) ........................       1,000

    500      LaGrange Economic Development
               Revenue Sealed Power Corp.
               3.800% Due 10/1/15 (a) ...........................         500

  1,145      Mishawaka Indiana Waterworks
               Bond Anticipation Notes
               4.250% Due 8/11/00 ...............................       1,145

             IOWA (0.1%)
    100      Chillicothe Iowa
               Pollution Control Revenue
               Iowa Southern Utilities Co - Series A
               5.450% Due 3/1/10 (a) ............................         100

             KANSAS (1.7%)
     36      Greystone Tax Exempt Certificate
               Trust 1 Series
               Certificates of Beneficial Ownership
               5.630% Due 5/1/28 (a)(d) .........................          36

  2,000      Salina Kansas Central Mall
               (Salina Central Mall Dillard)
               5.250% Due 12/1/14 (a) ...........................       2,000

             KENTUCKY (3.0%)
    430      Elva-New Harmony Oak Level
               Fire Protection District
               5.750% Due 12/1/31 (a) ...........................         430

    120      Florence Kentucky Industrial
               Building Revenue
               (Florence Commercial Project)
               4.100% Due 6/1/07 (a) ............................         120

  1,950      Fort Thomas Kentucky
               Industrial Buildings Revenue
               (Carmel Manor Project)
               3.750% Due 10/1/14 (a) ...........................       1,950

    490      Harvey Brewers Fire Protection
               District Kentucky Lease Revenue Program
               5.750% Due 12/1/31 (a) ...........................         490

    490      Muhlenberg County Airport District
               Development Area Financial Trust
               5.750% Due 12/1/31 (a) ...........................         490

             MARYLAND (2.9%)
  2,700      Howard County Maryland Revenue
               Owen Brown Joint Venture Facility
               3.850% Due 5/1/11(a) .............................       2,700

    740      Maryland Industrial Development Authority
               Financing Authority Revenue
               Baltimore International Culinary
               5.650% Due 5/1/24 (a) ............................         740

             MICHIGAN (9.4%)
    925      Birmingham Michigan Economic
               Development Corporation
               Radnor Corp
               (Brown Street Project 83)
               5.375% Due 12/1/18 (a) ...........................         925



                        See notes to financial statements


                                                                         Page 25


WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1999



PRINCIPAL
AMOUNT                                                            VALUE
(000's)                            SECURITY                       (000'S)
---------                          --------                       -------



                       TAX FREE MONEY MARKET (continued)

 $1,990      Lansing Michigan Economic
               Development Corp
               (Atrium Office Building)
               3.850% Due 5/1/15 (a) ............................    $  1,990

    760      Leelanau County Michigan
               Economic Development Corp.
               Revenue (American Community
               Mutual Insurance Co. Project)
               4.100% Due 6/15/06 (a) ...........................         760

    775      Livonia Michigan Economic
               Development Corporation
               (American Community
               Mutual Insurance)
               4.100% Due 11/15/04 (a) ..........................         775

    130      McDonald Tax-Exempt
               Mortgage Trust #1
               3.450% Due 11/15/09 (a) ..........................         131

    200      Michigan State Job Development
               Authority Revenue
               (Kentwood Residence)
               4.600% Due 11/1/14 (a) ...........................         200

    180      Michigan State Strategic Fund
               (Tawas Bay Association Project)
               4.050% Due 12/1/01 (a) ...........................         180

    490      Michigan State Strategic Fund
               Limited Obligation Revenue
               Refunding (Woodbridge
               Commercial Properties)
               3.750% Due 10/15/05 (a) ..........................         490

  2,080      Oakland County Michigan Economic
               Development Corporation
               (Corners Shopping Center)
               3.800% Due 8/1/15 (a) ............................       2,080

  3,500      Plainwell Michigan Economic
               Development Corporation
               (Plainwell Paper Co. Inc. Project)
               5.500% Due 11/1/07 (a) ...........................       3,500

             MINNESOTA (7.2%)
  1,205      Hutchinson Minnesota
               Economic Development Authority
               Revenue Refunding
               (Developers Diversified)
               3.400% Due 8/15/06 (a) ...........................       1,205


  1,146      International Falls Minnesota
               Economic Development
               Revenue (Developers
               Diversified Limited Project)
               4.010% Due 7/1/06 (a) ............................       1,146

  5,040      Minnesota Capital Realty
               Tax Exempt Limited
               Series 96-1
               5.750% Due 12/1/04 (a)(d) ........................       5,040

  1,140      St. Paul Minnesota Port Authority
               Industrial Development Revenue -
               Minnesota Diversified
               Industrial Project Series 1
               5.610% Due 6/1/19 (a) ............................       1,140

             MISSISSIPPI (0.5%)
    575      Desoto County Mississippi
               Industrial Development Revenue
               (American Soap Company Project)
               5.015% Due 12/1/08 (a)(b) ........................         575

             MISSOURI (6.0%)
    500      Clayton Industrial Development Authority Industrial
               Development Revenue Refunding Bailey Court Project
               5.200% Due 1/1/09 (a) ............................         500

  2,800      Kansas City
               Industrial Development Authority
               Multifamily Housing Revenue
               Cloverset Apartments Project
               5.450% Due 10/1/15 (a) ...........................       2,800

  1,000      Missouri Health & Educational
               Facilities Authority School
               District Advance Funding
               Francis Howell R-III Series E
               4.250% Due 9/19/00 ...............................       1,003

  1,000      Missouri Health & Educational
               Facilities Authority
               Kansas City Art Institute
               4.850% Due 11/1/29 (a) ...........................       1,000

    880      Missouri Health & Educational
               Facilities Authority Drury College
               4.850% Due 12/1/24 (a) ...........................         880




                        See notes to financial statements


Page 26


WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1999



PRINCIPAL
AMOUNT                                                            VALUE
(000's)                            SECURITY                       (000'S)
---------                          --------                       -------



                       TAX FREE MONEY MARKET (continued)

   $900      St. Charles County
               Industrial Development Authority
               Revenue Sun River Village
               5.560% Due 12/1/27 (a) ...........................    $    900

             NEW JERSEY (1.1%)
    680      Jersey City Redevelopment Authority
               Multifamily Revenue Housing
               Dixon Mill Apartments Project
               6.100% Due 5/1/12 (a) ............................         684

    600      North Hudson Sewer Authority
               4.250% Due 3/31/00 ...............................         600

             NEW YORK (1.8%)
  1,425      Jamestown NY Community College
               Regional Board of Trustees
               Revenue Anticipation Notes
               4.375% Due 9/8/00 ................................       1,429

    650      New York City Cultural Resources
               Revenue Trust (Modern Museum)
               Series One 5.000% Due 1/1/00 .....................         650

             NORTH CAROLINA (0.2%)
    100      Beaufort County
               Industrial Facilities and
               Pollution Control
               (Texasgulf Inc)
               5.100% Due 12/1/00 (a) ...........................         100

    200      North Carolina Medical Care
               Community Healthcare Facility
               Lutheran Services for Aging
               5.400% Due 3/1/28 (a) ............................         200

             OHIO (10.0%)
     60      Brooklyn Ohio Industrial
               Development Revenue Refunding
               (Clinton Road Project A)
               4.250% Due 12/1/00 (a) ...........................          60

    475      Buckeye Ohio Tax Exempt
               Mortgage Bond Trust
               3.900% Due 2/1/05 (a) ............................         475

    465      Clermont County Ohio Economic
               Development Revenue
               (John Q. Hammons Project)
               4.000% Due 5/1/12 (a) ............................         465

    600      East Muskingum Ohio Water
               Authority Water Revenue Bond
               Anticipation Notes
               4.320% Due 6/22/00 ...............................         601

    205      Franklin County Ohio Industrial
               Development Revenue
               (GSW Building Association Ltd.)
               3.850% Due 11/1/15 (a) ...........................         205

  2,050      Lakewood Ohio Hospital
               Revenue (Hospital
               Improvement Series 1983)
               4.125% Due 11/1/10 (a) ...........................       2,050

    609      McDonalds Tax-Exempt
               Mortgage Trust #1 3.450% Due 1/15/09 (a) .........         611

  1,615      Riverside Ohio Economic
               Development Revenue
               (Riverside Association Project)
               3.650% Due 9/1/12 (a) ............................       1,615

    885      Riverside Ohio Economic
               Development Revenue
               (Wright Point Association)
               3.650% Due 9/1/10 (a) ............................         885

    525      Stark County Ohio Health Care
               Facilities (Canton Christian Home)
               3.800% Due 9/15/16 (a) ...........................         525

  1,870      Stark County Ohio Health Care
               Facilities (Canton Christian
               Home PJ) Series 90
               3.600% Due 9/1/15 (a) ............................       1,870

    440      Stark County Ohio Industrial
               Development Revenue
               (Belpar Professional Building)
               3.750% Due 10/1/04 (a) ...........................         440

  1,925      Stark County Ohio Industrial
               Development Revenue
               (Newmarket Parking Ltd.)
               3.950% Due 11/1/14 (a) ...........................       1,925

             OKLAHOMA (1.7%)
    690      Comanche County Oklahoma
               Hospital Authority Certificate
               of Participation
               9.000% Due 7/1/21 (c) ............................         704




                        See notes to financial statements


                                                                         Page 27


WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1999



PRINCIPAL
AMOUNT                                                            VALUE
(000's)                            SECURITY                       (000'S)
---------                          --------                       -------



                       TAX FREE MONEY MARKET (continued)

 $1,250      Tulsa County Oklahoma Industrial
               Development Authority
               Healthcare Revenue
               Laureate Psychiatric Center
               4.100% Due 12/15/08 (a) ..........................    $  1,250

             OREGON (2.3%)
  2,000      Clackamas County Hospital
               Facility Authority Senior
               Living Facility - Mary's Woods
               5.600% Due 5/15/29 (a) ...........................       2,000

    700      Medford Oregon Hospital
               Facilities Authority
               Rogue Valley Manor
               Continued Care Retirement
               5.600% Due 5/15/27 (a) ...........................         700

             PENNSYLVANIA (2.7%)
    130      McDonalds Tax-Exempt
               Mortgage Trust #1
               3.450% Due 1/15/09 (a) ...........................         130

  1,800      Philadelphia Authority for
               Industrial Development
               Revenues Paper Corp. of
               America Project
               5.550% Due 6/1/00 (a) ............................       1,800

  1,225      South Fork Municipal
               Authority Hospital
               Lee Hospital Project Series B
               5.550% Due 7/1/23 (a) ............................       1,225

             TENNESSEE (4.4%)
  2,500      Franklin County Tennessee Health
               & Educational Facilities Revenue
               (University of the South Sewanee)
               4.200% Due 9/1/10 (a) ............................       2,500

  1,280      GAF Tax Exempt Bond Grantor
               Trust Series A
               4.100% Due 4/1/08 (a) ............................       1,280

    272      Greystone Tax Exempt
               Certificate Trust 1 Series
               Certificates of Beneficial Ownership
               5.630% Due 5/1/28 (a)(d) .........................         272

  1,150      Knoxville Tennessee Industrial
               Development Bond
               Toys R Us Project
               5.250% Due 5/1/14 (a) ............................       1,150

             TEXAS (7.7%)
  2,415      Harris County Texas
               Multifamily Housing Revenue
               (Greenhouse Development)
               5.375% Due 4/1/07 (a) ............................       2,415

  2,100      Harris County Texas
               Multifamily Housing Revenue
               (Country Scape Development)
               5.375% Due 4/1/07 (a) ............................       2,100

  1,500      Texas Association of School Boards
               Tax Anticipation Notes - Series A
               4.500% Due 8/31/00 ...............................       1,500

    400      Texas Health Facilities Development
               Corporate Hospital Revenue
               Aces North Texas Pooled
               Health Series 85B
               5.700% Due 8/1/25 (a) ............................         400

  2,650      Waxahachie Texas Industrial
               Development Authority (Dart
               Container Project Series 1985)
               5.610% Due 4/1/06 (a)(b) .........................       2,650

             UTAH (2.6%)
  3,000      West Valley City Utah Industrial
               Development Revenue
               Johnson Matthey Project
               4.850% Due 12/1/11 (a) ...........................       3,000

             VERMONT (0.5%)
    535      Vermont Industrial
               Development Authority
               Hydroelectric Revenue Bond
               Central Vermont Public Service Corp.
               3.900% Due 12/1/13 (a) ...........................         535

             VIRGINIA (1.8%)
    128      Greystone Tax Exempt Certificate
               Trust 1 Series Certificates of
               Beneficial Ownership
               5.630% Due 5/1/28 (a)(d) .........................         128

  1,000      Rockingham County Virginia
               Industrial Development Authority
               (Merck & Company Inc. Project)
               5.500% Due 10/1/22 (a) ...........................       1,000

  1,000      Rockingham County Virginia
               Industrial Development Authority
               (Merck & Company Inc. Project)
               5.500% Due 10/1/22 (a) ...........................       1,000




                        See notes to financial statements


Page 28


WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1999



PRINCIPAL
AMOUNT                                                            VALUE
(000's)                            SECURITY                       (000'S)
---------                          --------                       -------

                       TAX FREE MONEY MARKET (continued)

             WASHINGTON (0.3%)
   $400      Washington State Housing
               Finance Community
               Emerald Heights Project
               4.850% Due 1/1/21 (a) ............................    $    400

             WISCONSIN (3.5%)
  1,500      Northern Ozaukee School
               District Wisconsin
               Bond Anticipation Notes
               3.400% Due 2/1/00 ................................       1,500

  1,500      Oconto Wisconsin Unified
               School District Tax & Revenue
               Anticipation Notes
               4.060% Due 9/11/00 ...............................       1,500

  1,100      Sheboygan Falls School District
               Tax and Revenue Anticipation Notes
               4.050% Due 9/29/00 ...............................       1,100

             WYOMING (0.9%)
  1,065      Cheyenne County Wyoming
               Economic Development
               Revenue Bonds (Holiday Inn)
               3.750% Due 10/1/10 (a) ...........................       1,065
                                                                     --------

             TOTAL INVESTMENTS (98.7%)
                     (Cost $116,017) ............................     116,017

             OTHER ASSETS IN EXCESS OF LIABILITIES (1.3%) .......       1,503
                                                                     --------

             TOTAL NET ASSETS (100.0%) ..........................    $117,520
                                                                     ========

(a) Interest rate subject to change approximately every 1 to 397 days. Principal payable on demand at periodic intervals at the Fund's option.
(b) Coupon fluctuates with the Prime Rate (Prime is the rate on corporate loans posted by at least 75% of the nation's 30 largest banks.)
(c)  Prerefunded.
(d) SEC Rule 144A Security. Such security has limited markets and is traded among qualified institutional buyers.




                                WPG Tax Free Money Market Fund
                                Industry Concentrations
  % of Net              Value
   Assets               (000's)
    20.1%    Commercial - Retail.                                    $ 23,573
    12.7%    Industrial Non-Durable                                    14,927
    12.3%    Multi - Family Housing..                                  14,443
     9.3%    Commercial - Office.                                      10,890
     7.5%    Hospital Management..                                      8,825
     7.1%    Educational Services.                                      8,395
     6.8%    Cash and Cash Equivalents..                                8,039
     5.8%    Industrial Durable.                                        6,800
     5.7%    Investor Owned Utility                                     6,720
     4.1%    Nursing Home..                                             4,845
     3.3%    Bond Anticipation Notes                                    3,846
     2.6%    General Obligation ..                                      3,030
     0.6%    Prerefunded.                                                 704
     0.4%    Annual Appropriation.                                        490
     0.4%    Transportation.                                              490
   ------                                                            --------
    98.7%    Total Investments                                        116,017


     1.3%    Other Assets in Excess of Liabilities                      1,503
   ------                                                            --------
   100.0%    Total Net Assets.                                       $117,520
   ======                                                            ========

                       See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS

STATEMENTS OF ASSETS AND LIABILITIES AT DECEMBER 31, 1999

                                                                                GROWTH AND      QUANTITATIVE
$ IN THOUSANDS                                                      TUDOR         INCOME           EQUITY
-------------------------------------------------------------------------------------------------------------

     ASSETS

Investments at value # .......................................   $ 109,111         $ 145,864    $  76,451
Investments in Repurchase Agreements,at value # ..............           0                 0            0
Cash .........................................................           0                 0            0
Receivable for investment securities sold ....................         892                 0            0
Receivable for Fund shares sold ..............................         730                20            0
Receivable for variation margin ..............................           0                 0            0
Dividends and interest receivable ............................           2                74           97
Other assets                                                             3                 5            3
                                                                 ---------         ---------    ---------
                                                                   110,738           145,963       76,551
                                                                 ---------         ---------    ---------

     LIABILITIES:

Distributions payable ........................................           0                 0            0
Payable to custodian bank ....................................         891                 0            0
Payable for investment securities purchased ..................           0                 0            0
Payable for Fund shares redeemed .............................         910                67            4
Accrued investment advisory fee payable - Note 4 .............          77                90           48
Accrued administration fee payable - Note 4 ..................           7                 5            5
Accrued expenses .............................................          73                67           42
                                                                 ---------         ---------    ---------
                                                                     1,958               229           99
                                                                 ---------         ---------    ---------
                NET ASSETS ...................................     108,780           145,734       76,452
                                                                 =========         =========    =========

NET ASSETS REPRESENTED BY:
Shares of beneficial interest, at par ........................       1,583             3,654           15
Paid-in surplus ..............................................      67,422            86,490       60,871
Accumulated undistributed net investment income/
        (distributions in excess of net investment income) ...           0                14           (6)
Undistributed realized gains on investments,
        futures and currencies/(Distributions
        in excess of realized gains on investments,
        futures and currencies) ..............................       1,353               939          843
Net unrealized appreciation/(depreciation) on
        investments, futures and currencies ..................      38,422            54,637       14,729
                                                                 ---------         ---------    ---------
NET ASSETS APPLIED TO OUTSTANDING SHARES .....................     108,780           145,734       76,452
                                                                 =========         =========    =========

CAPITAL SHARES (AUTHORIZED SHARES UNLIMITED)
Outstanding (000's) ..........................................       4,749             3,654       14,621
                                                                 =========         =========    =========
Par Value ....................................................   $ .33 1/3         $    1.00    $   0.001
                                                                 =========         =========    =========
Net asset value per share ....................................   $   22.91         $   39.88    $    5.23
                                                                 =========         =========    =========

# INVESTMENTS AT COST ........................................      70,689            91,227       61,723
                                                                 =========         =========    =========

UNREALIZED APPRECIATION/(DEPRECIATION): *
        Gross appreciation ...................................      40,059            55,255       16,480
        Gross depreciation ...................................      (1,637)             (618)      (1,751)
                                                                 ---------         ---------    ---------
NET UNREALIZED APPRECIATION/(DEPRECIATION) ...................      38,422            54,637       14,729
                                                                 =========         =========    =========


* Based on cost of securities for Federal Income tax purposes which does not differ from book cost.



                       See notes to financial statements


                                                                                        Intermediate
                                                                                         Municipal       Government      Tax Free
                                                                International  Core Bond    Bond        Money Market    Money Market
------------------------------------------------------------------------------------------------------------------------------------
     ASSETS

Investments at value # .......................................   $   7,262    $ 173,955    $  19,880    $ 267,621        $ 116,017
Investments in Repurchase Agreements,at value # ..............           0        1,062            0       91,658                0
Cash .........................................................          72            0           51            0               17
Receivable for investment securities sold ....................           0        7,460            0            0                0
Receivable for Fund shares sold ..............................          15            0            0       16,760            9,209
Receivable for variation margin ..............................          11            0            0            0                0
Dividends and interest receivable ............................          21        1,340          346            8              861
Other assets .................................................           0            5           12           15                7
                                                                 ---------    ---------    ---------    ---------        ---------
                                                                     7,381      183,822       20,289      376,062          126,111
                                                                 ---------    ---------    ---------    ---------        ---------
    LIABILITIES:

Distributions payable ........................................           0          137           35            0                0
Payable to custodian bank ....................................           0            0            0            9                0
Payable for investment securities purchased ..................           0       46,108            0            0            7,401
Payable for Fund shares redeemed .............................           0            7            6        3,323            1,039
Accrued investment advisory fee payable - Note 4 .............           8           32            4          150               52
Accrued administration fee payable - Note 4 ..................           0            0            0            3                4
Accrued expenses .............................................          50           51           34          129               95
                                                                 ---------    ---------    ---------    ---------        ---------
                                                                        58       46,335           79        3,614            8,591
                                                                 ---------    ---------    ---------    ---------        ---------
    NET ASSETS ...............................................       7,323      137,487       20,210      372,448          117,520
                                                                 =========    =========    =========    =========        =========
    NET ASSETS REPRESENTED BY:
    Shares of beneficial interest, at par ....................           7           15            2          373              117
    Paid-in surplus ..........................................       5,707      181,351       20,390      374,089          117,427
    Accumulated undistributed net investment income/
            (distributions in excess of net investment income)         (26)           0          (30)           0                0
    Undistributed realized gains on investments,
            futures and currencies/(Distributions
            in excess of realized gains on investments,
            futures and currencies) ..........................          43      (41,736)         (54)      (2,014)             (24)
    Net unrealized appreciation/(depreciation) on
            investments, futures and currencies ..............       1,592       (2,143)         (98)           0                0
                                                                 ---------    ---------    ---------    ---------        ---------
    NET ASSETS APPLIED TO OUTSTANDING SHARES .................       7,323      137,487       20,210      372,448          117,520
                                                                 =========    =========    =========    =========        =========

CAPITAL SHARES (AUTHORIZED SHARES UNLIMITED)
Outstanding (000's) ..........................................         695       15,162        2,010      372,721          117,548
                                                                 =========    =========    =========    =========        =========

Par Value ....................................................   $    0.01    $   0.001    $   0.001    $   0.001        $   0.001
                                                                 =========    =========    =========    =========        =========

Net asset value per share ....................................   $   10.54    $    9.07    $   10.05    $    1.00        $    1.00
                                                                 =========    =========    =========    =========        =========


# INVESTMENTS AT COST ........................................       5,679      177,160       19,978      359,279          116,017
                                                                 =========    =========    =========    =========        =========


UNREALIZED APPRECIATION/(DEPRECIATION): *
        Gross appreciation ...................................       1,660          197           19            0                0
        Gross depreciation ...................................         (68)      (2,340)        (117)           0                0
                                                                 ---------    ---------    ---------    ---------        ---------
NET UNREALIZED APPRECIATION/(DEPRECIATION) ...................       1,592       (2,143)         (98)           0                0
                                                                 =========    =========    =========    =========        =========



                       See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS
STATEMENTS OF OPERATIONS FOR YEAR ENDED DECEMBER 31, 1999



                                                                                     GROWTH AND        QUANTITATIVE
$ IN THOUSANDS                                                             TUDOR        INCOME            EQUITY
--------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of withholding taxes) ..................................   $    273    $  1,894           $    965
Interest ..............................................................        328         158                  7
Income from securities loaned - Note 3 ................................         10           0                  0
Class action litigation settlement proceeds ...........................        210           0                 19
Other .................................................................          0           7                  2
                                                                          --------    --------           --------
                                                                               821       2,059                993
                                                                          --------    --------           --------
EXPENSES:
Investment advisory fee - Note 4 ......................................        737       1,086                565
Transfer agent fees and expenses ......................................        136         102                 42
Administration fees - Note 4 ..........................................         58          68                 50
Custodian fees and expenses ...........................................         33          27                 25
Fund accounting fees and expenses .....................................         35          62                 39
Professional fees .....................................................         60          61                 52
Trustees' fees and expenses ...........................................         18          19                 17
Registration fees .....................................................         16          25                 14
Shareholders' reports .................................................         13          10                  4
Other expenses ........................................................         21          29                  9
                                                                          --------    --------           --------
                                                                             1,127       1,489                817
Less fees waived by adviser ...........................................          0           0                  0
Less expenses paid indirectly - Note 6 ................................         (3)         (3)                (4)
                                                                          --------    --------           --------
                                                                             1,124       1,486                813
                                                                          --------    --------           --------
NET INVESTMENT INCOME/(LOSS) ..........................................       (303)        573                180
                                                                          --------    --------           --------

REALIZED AND UNREALIZED GAIN/(LOSS) ON
        INVESTMENTS, FUTURES AND CURRENCIES:
        Net realized gain/(loss) on investments, futures and currencies     12,484      18,319             15,216
        Net realized gain/(loss) on currencies ........................          0           0                  0
        Net change in unrealized appreciation/(depreciation) on
                investments and futures ...............................     31,084      (2,608)            (5,721)
        Net change in unrealized appreciation on currencies ...........          0           0                  0
                                                                          --------    --------           --------
NET GAIN/(LOSS) ON INVESTMENTS, FUTURES
        AND CURRENCIES ................................................     43,568      15,711              9,495
                                                                          --------    --------           --------

NET INCREASE/(DECREASE) IN NET ASSETS
        RESULTING FROM OPERATIONS .....................................     43,265      16,284              9,675
                                                                          ========    ========           ========


                       See notes to financial statements


                                                                                               INTERMEDIATE    GOVERNMENT  TAX FREE
                                                                                                MUNICIPAL         MONEY      MONEY
                                                                 INTERNATIONAL   CORE BOND        BOND            MARKET     MARKET
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of withholding taxes) ..............................   $    103    $      0        $      0    $      0    $      0
Interest ..........................................................          3       8,750           1,221      18,595       4,608
Income from securities loaned - Note 3 ............................          0          23               0           0           0
Class action litigation settlement proceeds .......................          0           0               0           0           0
Other .............................................................          0           1               0           0           0
                                                                      --------    --------        --------    --------    --------
                                                                           106       8,774           1,221      18,595       4,608
                                                                      --------    --------        --------    --------    --------
EXPENSES:
Investment advisory fee - Note 4 ..................................         29         812             118       1,839         655
Transfer agent fees and expenses ..................................         36          44              35         279          81
Administration fees - Note 4 ......................................          0          22               0          76          57
Custodian fees and expenses .......................................         28          46               7          51          25
Fund accounting fees and expenses .................................         11          65              23         157          67
Professional fees .................................................         63          61              30          83          56
Trustees' fees and expenses .......................................         16          17              16          22          17
Registration fees .................................................         16          15              13          25          26
Shareholders' reports .............................................          7           4               6          12           6
Other expenses ....................................................          5          15               7          22          14
                                                                      --------    --------        --------    --------    --------
                                                                           211       1,101             255       2,566       1,004
                                                                             0        (419)            (52)          0           0
Less fees waived by adviser .......................................         (3)         (5)             (2)         (2)         (7)
                                                                      --------    --------        --------    --------    --------
Less expenses paid indirectly - Note 6 ............................        208         677             201       2,564         997
                                                                      --------    --------        --------    --------    --------
                                                                          (102)      8,097           1,020      16,031       3,611
                                                                      --------    --------        --------    --------    --------


NET INVESTMENT INCOME/(LOSS) ......................................      1,040      (6,133)            (50)          1          (5)


REALIZED AND UNREALIZED GAIN/(LOSS) ON
        INVESTMENTS, FUTURES AND CURRENCIES:
        Net realized gain/(loss) on investments, futures and currencies
        Net realized gain/(loss) on currencies ....................       (120)          0               0           0           0
        Net change in unrealized appreciation/(depreciation) on
                investments and futures ...........................        790      (2,226)         (1,065)          0           0
        Net change in unrealized appreciation on currencies .......         (1)          0               0           0           0
                                                                      --------    --------        --------    --------    --------
NET GAIN/(LOSS) ON INVESTMENTS, FUTURES
        AND CURRENCIES ............................................      1,709      (8,359)         (1,115)          1          (5)
                                                                      --------    --------        --------    --------    --------
NET INCREASE/(DECREASE) IN NET ASSETS
        RESULTING FROM OPERATIONS .................................      1,607        (262)            (95)     16,032       3,606
                                                                      ========    ========        ========    ========    ========





                       See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 1999 AND 1998


                                                                                       Growth and                   Quantitative
                                                          Tudor                          Income                        Equity
------------------------------------------------------------------------------------------------------------------------------------
$ in Thousands                                      1999             1998           1999         1998         1999           1998

OPERATIONS:
Net investment income/(loss) .................   ($    303)       ($    287)     $     573    $   1,004    $     180      $     397
Net realized gain/(loss) on investments,
        options, and currencies ..............      12,484            4,542         18,319       15,119       15,216         19,699
Net change in unrealized
        appreciation/(depreciation)
        on investments, futures,
        options and currencies ...............      31,084          (33,554)        (2,608)      17,402       (5,721)          (522)
                                                 ---------        ---------      ---------    ---------    ---------      ---------
NET INCREASE/(DECREASE)
        IN NET ASSETS RESULTING
        FROM OPERATIONS ......................      43,265          (29,299)        16,284       33,525        9,675         19,574
                                                 ---------        ---------      ---------    ---------    ---------      ---------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ...................           0                0           (577)        (942)        (363)          (601)
From distributions in excess of net
        investment income ....................           0                0              0            0            0              0
From realized gains ..........................     (11,667)          (6,581)       (18,839)     (14,032)     (15,480)       (15,035)
                                                 ---------        ---------      ---------    ---------    ---------      ---------
NET DECREASE DUE TO
        DISTRIBUTIONS ........................     (11,667)          (6,581)       (19,416)     (14,974)     (15,843)       (15,636)
                                                 ---------        ---------      ---------    ---------    ---------      ---------

TRANSACTIONS IN SHARES OF
        BENEFICIAL INTEREST:
Received on issuance:
        Shares sold ..........................      40,309          122,415         22,140       41,323        7,597          5,515
        Distributions reinvested .............      10,521            6,026         17,158       13,922       15,470         15,301
        Shares redeemed ......................     (60,465)        (172,203)       (51,130)     (30,244)     (14,331)       (46,925)
                                                 ---------        ---------      ---------    ---------    ---------      ---------
NET INCREASE/(DECREASE) FROM
        CAPITAL SHARE TRANSACTIONS ...........      (9,635)         (43,762)       (11,832)      25,001        8,736        (26,109)
                                                 ---------        ---------      ---------    ---------    ---------      ---------

TOTAL INCREASE/(DECREASE)
        IN NET ASSETS ........................      21,963          (79,642)       (14,964)      43,552        2,568        (22,171)

NET ASSETS:
Beginning of year ............................      86,817          166,459        160,698      117,146       73,884         96,055
                                                 ---------        ---------      ---------    ---------    ---------      ---------
End of year* .................................   $ 108,780        $  86,817      $ 145,734    $ 160,698    $  76,452      $  73,884
                                                 =========        =========      =========    =========    =========      =========

*Includes undistributed net investment
        income/(distributions in excess
        of net investment income) ............   $       0        $       0      $      14    $      90    $      (6)     $     177
                                                 =========        =========      =========    =========    =========      =========

Transactions in shares of the funds
(in thousands):
        Sold .................................       2,271            5,745            546        1,048        1,256            864
        Reinvestment of distributions ........         471              403            436          343        3,079          2,727
        Redeemed .............................      (3,508)          (8,234)        (1,281)        (733)      (2,474)        (7,282)
                                                 ---------        ---------      ---------    ---------    ---------      ---------
        Net increase/(decrease) ..............        (766)          (2,086)          (299)         658        1,860         (3,691)
                                                 =========        =========      =========    =========    =========      =========

                       See notes to financial statements


                                                                                                              INTERMEDIATE
                                                                                 CORE                          MUNICIPAL
                                                     INTERNATIONAL               BOND                             BOND
                                           -----------------------------------------------------------------------------------------
                                                  1999       1998             1999           1998           1999           1998

OPERATIONS:
Net investment income/(loss)               ($      102)   $         5    $     8,097    $     6,980    $     1,020    $     1,067
Net realized gain/(loss) on investments,
        options, and currencies                    920          1,507         (6,133)         4,280            (50)           171
Net change in unrealized
        appreciation/(depreciation)
        on investments, futures,
        options and currencies                     789           (473)        (2,226)          (411)        (1,065)           136
                                           -----------    -----------    -----------    -----------    -----------    -----------
NET INCREASE/(DECREASE)
        IN NET ASSETS RESULTING
        FROM OPERATIONS                          1,607          1,039           (262)        10,849            (95)         1,374
                                           -----------    -----------    -----------    -----------    -----------    -----------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income                           0              0         (8,097)        (6,936)        (1,019)        (1,099)
From distributions in excess of net
        investment income                            0              0              0            (48)             0              0
From realized gains                               (880)        (1,380)             0              0              0            (67)
                                           -----------    -----------    -----------    -----------    -----------    -----------
NET DECREASE DUE TO
        DISTRIBUTIONS                             (880)        (1,380)        (8,097)        (6,984)        (1,019)        (1,166)
                                           -----------    -----------    -----------    -----------    -----------    -----------

TRANSACTIONS IN SHARES OF
        BENEFICIAL INTEREST:
Received on issuance:
        Shares sold                              1,664            575         26,646         49,376          9,661          8,028
        Distributions reinvested                   876          1,372          6,582          5,426            512            702
        Shares redeemed                         (2,319)        (3,786)       (26,845)       (27,647)       (14,190)        (7,105)
                                           -----------    -----------    -----------    -----------    -----------    -----------
NET INCREASE/(DECREASE) FROM
        CAPITAL SHARE TRANSACTIONS                 221         (1,839)         6,383         27,155         (4,017)         1,625
                                           -----------    -----------    -----------    -----------    -----------    -----------

TOTAL INCREASE/(DECREASE)
        IN NET ASSETS                              948         (2,180)        (1,976)        31,020         (5,131)         1,833

NET ASSETS:
Beginning of year                                6,375          8,555        139,463        108,443         25,341         23,508
                                           -----------    -----------    -----------    -----------    -----------    -----------

End of year*                               $     7,323    $     6,375    $   137,487    $   139,463    $    20,210    $    25,341
                                           ===========    ===========    ===========    ===========    ===========    ===========

*Includes undistributed net investment
        income/(distributions in excess
        of net investment income)          $       (26)   $       (29)   $         0    $         0    $       (30)   $       (31)
                                           ===========    ===========    ===========    ===========    ===========    ===========


Transactions in shares of the funds
(in thousands):
        Sold                                       156             52          2,844          5,189            931            763
        Reinvestment of distributions ..            86            148            708            570             45             67
        Redeemed                                  (236)          (353)        (2,855)        (2,905)        (1,369)          (676)
                                           -----------    -----------    -----------    -----------    -----------    -----------

        Net increase/(decrease)                      6           (153)           697          2,854           (393)           154
                                           ===========    ===========    ===========    ===========    ===========    ===========




                                                        GOVERNMENT                TAX FREE
                                                       MONEY MARKET             MONEY MARKET
                                          ----------------------------------------------------------
                                                1999           1998          1999          1998

OPERATIONS:
Net investment income/(loss)               $    16,031    $    11,814    $     3,611    $     3,617
Net realized gain/(loss) on investments,
        options, and currencies                      1              0             (5)             0
Net change in unrealized
        appreciation/(depreciation)
        on investments, futures,
        options and currencies                       0              0              0              0
                                           -----------    -----------    -----------    -----------
NET INCREASE/(DECREASE)
        IN NET ASSETS RESULTING
        FROM OPERATIONS                         16,032         11,814          3,606          3,617
                                           -----------    -----------    -----------    -----------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income                     (16,031)       (11,814)        (3,611)        (3,617)
From distributions in excess of net
        investment income                            0              0              0              0
From realized gains                                  0              0              0              0
                                           -----------    -----------    -----------    -----------
NET DECREASE DUE TO
        DISTRIBUTIONS                          (16,031)       (11,814)        (3,611)        (3,617)
                                           -----------    -----------    -----------    -----------

TRANSACTIONS IN SHARES OF
        BENEFICIAL INTEREST:
Received on issuance:
        Shares sold                          2,723,470      1,782,122        952,690      1,109,476
        Distributions reinvested                15,385         11,518          3,440          3,457
        Shares redeemed                     (2,794,851)    (1,573,014)      (969,873)    (1,111,748)
                                           -----------    -----------    -----------    -----------
NET INCREASE/(DECREASE) FROM
        CAPITAL SHARE TRANSACTIONS             (55,996)       220,626        (13,743)         1,185
                                           -----------    -----------    -----------    -----------

TOTAL INCREASE/(DECREASE)
        IN NET ASSETS                          (55,995)       220,626        (13,748)         1,185

NET ASSETS:
Beginning of year                              428,443        207,817        131,268        130,083
                                           -----------    -----------    -----------    -----------

End of year*                               $   372,448    $   428,443    $   117,520    $   131,268
                                           ===========    ===========    ===========    ===========

*Includes undistributed net investment
        income/(distributions in excess
        of net investment income)          $         0    $         0    $         0    $         0
                                           ===========    ===========    ===========    ===========


Transactions in shares of the funds
(in thousands):
        Sold                                 2,723,471      1,782,123        952,691      1,109,476
        Reinvestment of distributions ..        15,385         11,517          3,441          3,457
        Redeemed                            (2,794,851)    (1,573,014)      (969,872)    (1,111,748)
                                           -----------    -----------    -----------    -----------

        Net increase/(decrease)                (55,995)       220,626        (13,740)         1,185
                                           ===========    ===========    ===========    ===========



                       See notes to financial statements
                                                                         Page 35

WEISS, PECK & GREER MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS

1-ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization
   The following are open-end management investment companies (the "Funds"), registered under the Investment Company Act of 1940 (the "Act"):
      WPG Tudor Fund ("Tudor")
      WPG Growth and Income Fund ("Growth & Income")
      Weiss, Peck & Greer Funds Trust ("WPG Funds Trust"):
          WPG Quantitative Equity Fund ("Quantitative Equity")
          WPG Core Bond Fund ("Core Bond")
          WPG Intermediate Municipal Bond Fund ("Intermediate Municipal Bond") WPG Government Money Market Fund ("Government Money Market")
          WPG Tax Free Money Market Fund ("Tax Free Money Market")
      Weiss, Peck & Greer International Fund ("International")

   Each fund is diversified.

Government Money Market and Tax Free Money Market are money market funds that seek to maintain continuous net asset values of $1.00. The following is a summary of the significant accounting policies followed by the funds in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles.

   PORTFOLIO VALUATION Common Stock -- Securities listed or admitted to trading on a national securities exchange, including options, are valued at the last sale price, on such exchange, as of the close of regular trading on the New York Stock Exchange ("NYSE") on the day the net asset value calculation is made. Unlisted securities and listed securities for which there are no sales reported on the valuation date are valued at the mean between the most recent bid and asked prices.

   BONDS -- Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices, exchanges or over-the-counter prices, when such valuations are believed to reflect the market value of such securities.

   MONEY MARKET FUNDS -- Securities are valued at amortized cost, in accordance with Rule 2a-7 of the Act, which has been determined by the Funds' Board of Trustees to approximate the fair value of the Fund's investments.

   SHORT-TERM SECURITIES (Other than the Money Market Funds) -- Securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value.

   FOREIGN SECURITIES -- Securities listed or admitted to trading on an international securities exchange, including options, are valued at the last sale price, at the close of the primary international exchange on the day the net asset value calculation is made. Unlisted securities and listed securities for which there are no sales reported on the valuation date are valued at the mean between the most recent bid and ask prices. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at 12 noon Eastern Time.

   OTHER SECURITIES -- Other securities and assets for which market quotations are not readily available are valued at their fair value as determined, in good faith, by the Funds' Valuation Committee as authorized by the Funds' Board of Trustees.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME
   Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded utilizing the specific identification method. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts on fixed income securities are accreted to interest income over

WEISS, PECK & GREER MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)

   the life of the security or until an applicable call date if sooner, with a corresponding increase in cost basis; premiums are amortized on municipal securities only, with a corresponding decrease in cost basis.

FEDERAL INCOME TAXES
   The Funds intend to comply with the requirements of the Internal Revenue Code that pertain to regulated investment companies and to distribute all of their taxable income to their shareholders. No federal income tax or excise tax provision is required. As of December 31, 1999, the following funds had capital loss carryforwards:

        (in thousands)
                                             YEAR OF EXPIRATION
                                             ------------------

Fund                          2001     2002     2003     2004   2005   2006     2007
----                          ----     ----     ----     ----   ----   ----     ----
Core Bond                     --     14,555   20,113      753   --     --      6,213
Government Money Market       --       --      2,014     --     --     --       --
Tax Free Money Market         11       --          1        3      4      1        5
Intermediate Municipal Bond   --       --       --       --     --     --         19


DISTRIBUTION TO SHAREHOLDERS
   DIVIDENDS FROM NET INVESTMENT INCOME -- Distributions are recorded on the ex-dividend date. Dividends from net investment income are declared and paid annually when available for the Tudor, Quantitative Equity and International Funds and quarterly for the Growth & Income Fund. Dividends from net investment income are declared daily and paid monthly for the Core Bond, Intermediate Municipal Bond, Government Money Market and Tax Free Money Market Funds.

   DISTRIBUTIONS FROM NET REALIZED GAINS -- Distributions from net realized gains are declared and paid by December 31 of the year in which they are earned. To the extent that net realized capital gains can be offset by capital loss carryovers, if any, it is the policy of the Funds not to distribute such gains.

   The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as mortgage backed securities, net operating losses, deferral of wash sale losses, options and futures, and post October losses.

 REPURCHASE AGREEMENTS (TUDOR, CORE BOND, GOVERNMENT MONEY MARKET)
   It is each Funds' policy to take possession of securities or other assets purchased under agreements to resell. The securities purchased under agreements to resell are marked to market every business day to ensure that the value of the "collateral" is at least equal to the value of the loan, including the accrued interest earned thereon, plus sufficient additional market value as is considered necessary to provide a margin of safety.

FUTURES  (TUDOR, QUANTITATIVE EQUITY, INTERNATIONAL, CORE BOND)
   A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash and/or securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from, or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such a receipt or payment is known as a "variation margin" and is recorded by each Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund is also required to fully collateralize futures contracts purchased. The Fund only enters into futures contracts which are traded on exchanges.

OPTIONS WRITING (TUDOR, GROWTH & INCOME, QUANTITATIVE EQUITY, INTERNATIONAL, CORE BOND)
   A Fund may write covered options to protect against adverse movements in the price of securities in the investment portfolio. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing

WEISS, PECK & GREER MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)



   options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call is exercised, the premium is added to the proceeds from the sale of the underlying securities or currencies in determining whether the Fund has realized a gain or loss. If a put is exercised, the premium reduces the cost basis of the securities or currencies purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the selling or buying of a security or currency at a price different from the current market value. The Fund only enters into options which are traded on exchanges except for Tudor which can enter into non-exchange options with counterparties as authorized by the Board of Trustees.

FOREIGN SECURITIES  (TUDOR, GROWTH & INCOME, INTERNATIONAL)
   Certain risks result from investing in foreign securities in addition to the usual risks inherent in domestic investments. Such risks include future political, economic and currency exchange developments including investment restrictions and changes in foreign laws.

FORWARD CURRENCY CONTRACTS  (TUDOR, GROWTH  & INCOME, INTERNATIONAL)
   A Fund may enter into forward contracts. Such contracts may be utilized in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolios denominated in foreign currencies. Fluctuations in the value of the forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Upon entering into such a contract, the Fund is required to segregate assets with its custodian at least equal to the value of the Fund's assets committed to fulfilling the forward currency contract.

FOREIGN CURRENCY TRANSACTIONS  (TUDOR, GROWTH AND INCOME, INTERNATIONAL)
   The books and records of each Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets or liabilities, denominated in foreign currencies, are translated into U.S. dollars at the exchange rates prevailing on the close of trading on the primary foreign market.

   Reported net realized foreign exchange gains or losses arise from sales and maturities of short term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in the exchange rate.

SHORT SALES (CORE BOND)
   The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

USE OF ESTIMATES
   Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ from these amounts.

WEISS, PECK & GREER MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)



2-SECURITIES TRANSACTIONS
   For the year ended December 31, 1999, sales proceeds, cost of securities purchased, (other than short term investments and options written), total commissions and commissions received by Weiss, Peck & Greer ("WPG"), the Fund's investment adviser or Hill Samuel Investment Management Limited, the International Fund's sub-adviser through 8/1/99, (see Note 4), on such transactions were as follows:

                                  PROCEEDS    COST OF              COMMISSIONS
                               OF SECURITIES SECURITIES    TOTAL   RECEIVED BY
                                     SOLD    PURCHASED   COMMISSION WPG OR HSIM
                                     ----    ---------   ----------------------
                                    (000's)   (000's)      (000's)    (000's)
Tudor                             $138,323   $107,104   $    227   $    132
Growth and Income                  125,122     96,434        218        147
Quantitative Equity                 78,890     71,637         91         19
International                        8,374      7,222         27          0
Core Bond                          804,454    809,679          0          0
Intermediate Municipal Bond         20,829     18,333          0          0


3-SECURITIES LENDING (TUDOR, CORE BOND)
   At December 31, 1999, the Tudor Fund loaned securities valued at $5,221,338. For collateral the Tudor Fund received a letter of credit in an amount equal to $5,200,000. The Core Bond Fund had no securities on loan. For the year ended December 31, 1999 the Tudor Fund and Core Bond Fund earned approximately $10,403 and $22,785 in securities lending fees, net of custodian expenses, respectively.

4-INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
   WPG serves as the Funds' investment adviser. The advisory fees of each Fund are as follows, and are paid monthly except for the International Fund which is paid quarterly:

Tudor .90% of net assets up to $300 million .80% of net assets $300 million to $500 million .75% of net assets in excess of $500 million

Growth and Income  .75% of net assets

Quantitative
Equity             .75% of net assets

International      .50% while net assets under $15 million .85% while net
                   assets $15 to $20 million 1.00% while net assets in excess of $20 million

Core  Bond         .60% of net assets up to $300 million .55% of net assets
                   $300 million to $500 million .50% of net assets in excess of $500 million

Intermediate
Municipal Bond     .00% while net assets under $17 million .50% while net assets in excess of $17 million

Government
Money Market       .50% of net assets up to $500 million .45% of net assets $500
     &             million to $1 billion .40% of net assets $1 billion to $1.5
Tax Free           billion .35% of net assets in excess of $1.5 billion
Money Market

WEISS, PECK & GREER MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)


   On August 2, 1999, pursuant to authority granted under its Investment Advisory Agreement with the International Fund, WPG has selected Robeco Institutional Asset Management US Inc., as sub-adviser to the International Fund. As required by the Investment Company Act of 1940, the sub-advisory agreement was renewed through a proxy statement. Pursuant to the sub-advisory agreement, RIAM has overall responsibility for the management of the International Fund's assets invested in non-US securities. Both WPG and RIAM are subsidiaries of Robeco Groep N.V., a Dutch public limited liability company.

   Each Fund has entered into an Administration Agreement with WPG. For the period January 1, 1999 through April 30, 1999 WPG was entitled to receive the following fees based upon a percentage of average daily net assets: Tudor 0.05%, Growth and Income 0.06%, Quantitative Equity 0.05%, International 0.06% while assets exceed $25 million, Core Bond 0.00%, Intermediate Municipal Bond 0.12% while assets exceed $50 million, Government Money Market 0.04%, and Tax Free Money Market 0.05%. As of May 1, 1999, WPG is entitled to receive the following fees based upon a percentage of average daily net assets: Tudor 0.08%, Growth and Income 0.04%, Quantitative Equity 0.07%, Government Money Market 0.01%, Tax Free Money Market 0.04%. The fee for all of the other Funds remained the same.

5-DISTRIBUTION PLAN (CORE BOND)
   The Trust has adopted a plan of Distribution (the "Plan") under Section 12
   (b) of the 1940 Act and Rule 12b-1 thereunder. The Fund may pay up to 0.25% of its average daily net assets under any one agreement but is limited to an aggregate of 0.05% of its average annual net assets for activities primarily intended to result in the sale of its shares.

   For the year ended December 31, 1999, expenses incurred under the Plan were $320.

   Under the terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

6-CUSTODIAN FEES
   Each Fund has entered into an expense offset agreement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. For the year ended December 31, 1999 the Funds' custodian fees and related offset were as follows:

                                            CUSTODIAN        OFFSET
                                               FEE           CREDIT
                                               ---           ------
     Tudor                                  $33,324          $3,150
     Growth and Income                       27,606           2,505
     Quantitative Equity                     25,028           4,163
     International                           27,220           2,658
     Core Bond                               45,955           4,573
     Intermediate Municipal Bond              6,481           1,842
     Government Money Market                 51,101           1,639
     Tax Free Money Market                   24,838           7,210



   The Funds could have invested their cash balances elsewhere if they had not agreed to a reduction in fees under the expense offset agreement with their custodian.

WEISS, PECK & GREER MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)


7-FEDERAL INCOME TAX STATUS OF DIVIDENDS - UNAUDITED
   The Tax Free Money Market and Intermediate Municipal Bond Funds have determined that all dividends paid during the year ended December 31, 1999 were paid from investment income and are exempt from Federal income tax. None of these dividends are subject to the Alternative Minimum Tax.

   The Funds have distributed long-term capital gains to shareholders during the fiscal year ended December 31, 1999 in the following amounts:

                                        LONG-TERM CAP GAINS
                                        -------------------
        Tudor                               $ 2,610,973
        Growth & Income                      18,838,614
        Quantitative Equity                  15,480,086
        International                           879,848


   The percentage of investment company taxable income eligible for the dividends received deduction and for certain corporate shareholders with respect to the fiscal year ended December 31, 1999, is 80% for the Growth & Income Fund and is 27% for the Quantitative Equity Fund.


WEISS, PECK & GREER MUTUAL FUNDS
Financial Highlights                                                                               (for the years ended December 31)

$ per share                                                                                                      ratios
                           NET     TOTAL             DISTRI-
                         REALIZED  INCOME/           BUTIONS
        NET      NET       AND     (LOSS)  DIVIDENDS  FROM               NET              NET                 RATIO OF
       ASSET   INVEST-  UNREALIZED  FROM     FROM     NET               ASSET           ASSETS AT   RATIO OF  NET INVEST-
     VALUE AT   MENT    GAINS OR   INVEST-   NET    REALIZED   TOTAL   VALUE AT         END OF     EXPENSES   MENT NET  PORTFOLIO
     BEGINNING INCOME   (LOSSES)   OPER-   INVEST-  CAPITAL    DISTRI- END OF    TOTAL   YEAR    TO AVERAGE   TO AVERAGE  TURN-
      OF YEAR  (LOSS)      ON      TIONS    MENT     GAINS     BUTIONS   YEAR   RETURN  (000'S)      NET      NET ASSETS   OVER
                       SECURITIES          INCOME                                                   ASSETS                RATE
------------------------------------------------------------------------------------------------------------------------------------
TUDOR
1999   $15.74   $ 0.00   $ 9.88   $ 9.88   $ 0.00   ($ 2.71)  ($ 2.71)  $22.91   63.26%  $108,780      1.37%  (0.37%)  139.4%
1998    21.90    (0.02)   (4.86)   (4.88)    0.00     (1.28)    (1.28)   15.74  (22.01)    86,817      1.28   (0.22)   143.6
1997    23.28     0.06     2.46     2.52     0.00     (3.90)    (3.90)   21.90   11.11    166,459      1.24   (0.44)   106.3
1996    22.95    (0.14)    4.41     4.27     0.00     (3.94)    (3.94)   23.28   18.82    181,370      1.25   (0.57)   105.4
1995    19.34    (0.10)    8.03     7.93     0.00     (4.32)    (4.32)   22.95   41.18    165,534      1.30   (0.47)   123.1

GROWTH AND INCOME FUND
1999    40.64     0.14     4.91     5.05    (0.16)    (5.65)    (5.81)   39.88   12.68    145,734      1.03    0.40     68.1
1998    35.11     0.26     9.38     9.64    (0.26)    (3.85)    (4.11)   40.64   27.51    160,698      1.04    0.71     64.6
1997    29.32     0.24    10.30    10.54    (0.24)    (4.51)    (4.75)   35.11   36.27    117,146      1.06    0.88     69.6
1996    26.02     0.24     6.11     6.35    (0.39)    (2.66)    (3.05)   29.32   24.42     82,937      1.15    1.50     75.8
1995    21.36     0.51     6.44     6.95    (0.53)    (1.76)    (2.29)   26.02   32.73     67,357      1.22    2.10     79.4

QUANTITATIVE EQUITY FUND
1999     5.79     0.02     0.73     0.75    (0.03)    (1.28)    (1.31)    5.23   13.90     76,452      1.08    0.24     95.6
1998     5.84     0.05     1.46     1.51    (0.06)    (1.50)    (1.56)    5.79   26.71     73,884      1.06    0.49     89.4
1997     5.89     0.08     1.42     1.50    (0.08)    (1.47)    (1.55)    5.84   25.47     96,055      1.03    1.03     77.7
1996     6.85     0.16     1.13     1.29    (0.15)    (2.10)    (2.25)    5.89   18.51    102,450      0.95    1.52     60.8
1995     5.44     0.13     1.70     1.83    (0.12)    (0.30)    (0.42)    6.85   33.37    133,201      1.00    2.00     26.1

INTERNATIONAL
1999     9.25     0.01     2.71     2.72     0.00     (1.43)    (1.43)   10.54   29.83      7,323      3.50   (1.70)   125.4
1998    10.15     0.00     1.65     1.65     0.00     (2.55)    (2.55)    9.25   16.28      6,375      2.35    0.06     98.8
1997    10.29     0.01     0.29     0.30    (0.01)    (0.43)    (0.44)   10.15    2.89      8,555      1.89    0.02     55.1
1996    11.01    (0.07)    0.57     0.50    (0.04)    (1.18)    (1.22)   10.29    4.64     13,161      1.71    0.31     85.2
1995    10.93     0.04     1.15     1.19    (0.15)    (0.96)    (1.11)   11.01   10.92     14,194      1.74    0.39     55.9

Page 42



WEISS, PECK & GREER MUTUAL FUNDS
Financial Highlights                                                                               (for the years ended December 31)

$ per share                                                                                                      ratios
                             NET     TOTAL             DISTRI-
                           REALIZED  INCOME/           BUTIONS
          NET      NET       AND     (LOSS)  DIVIDENDS  FROM               NET              NET                 RATIO OF
         ASSET   INVEST-  UNREALIZED  FROM     FROM     NET               ASSET           ASSETS AT   RATIO OF  NET INVEST-
       VALUE AT   MENT    GAINS OR   INVEST-   NET    REALIZED   TOTAL   VALUE AT         END OF     EXPENSES   MENT NET  PORTFOLIO
       BEGINNING INCOME   (LOSSES)   OPER-   INVEST-  CAPITAL    DISTRI- END OF    TOTAL   YEAR    TO AVERAGE   TO AVERAGE  TURN-
        OF YEAR  (LOSS)      ON      TIONS    MENT     GAINS     BUTIONS   YEAR   RETURN  (000'S)      NET      NET ASSETS   OVER
                         SECURITIES          INCOME                                                   ASSETS                RATE
------------------------------------------------------------------------------------------------------------------------------------

CORE BOND
1999   $ 9.64$   0.56   ($ 0.57)  ($ 0.01) ($ 0.56) $  0.00  ($  0.56) $  9.07   (0.12%) $137,487      0.50%     5.98%      531.2
1998     9.34    0.54      0.30      0.84    (0.54)    0.00     (0.54)    9.64    9.26    139,463      0.50      5.71       684.9
1997     9.19    0.51      0.15      0.66    (0.51)    0.00     (0.51)    9.34    7.37    108,443      0.86      5.56       330.3
1996     9.38    0.64     (0.29)     0.35    (0.54)    0.00     (0.54)    9.19    3.85    120,804      0.81      5.87       333.1
1995     8.83    0.60      0.54      1.14    (0.59)    0.00     (0.59)    9.38   13.25    171,578      0.82      6.52       375.0

INTERMEDIATE MUNICIPAL BOND
1999    10.55    0.44     (0.50)    (0.06)   (0.44)    0.00     (0.44)   10.05   (0.54)    20,210      0.85      4.32        83.2
1998    10.45    0.45      0.14      0.59    (0.47)   (0.02)    (0.49)   10.55    5.72     25,341      0.85      4.23        45.7
1997    10.14    0.47      0.31      0.78    (0.47)    0.00     (0.47)   10.45    7.85     23,508      0.85      4.55        39.8
1996    10.20    0.48     (0.06)     0.42    (0.48)    0.00     (0.48)   10.14    4.20     15,214      0.85      4.72        44.4
1995     9.51    0.44      0.69      1.13    (0.44)    0.00     (0.44)   10.20   12.05     12,730      0.85      4.38        51.2

GOVERNMENT MONEY MARKET
1999     1.00    0.04      0.00      0.04    (0.04)    0.00     (0.04)    1.00    4.45    372,448      0.70      4.36         N/A
1998     1.00    0.05      0.00      0.05    (0.05)    0.00     (0.05)    1.00    4.80    428,443      0.73      4.62         N/A
1997     1.00    0.05      0.00      0.05    (0.05)    0.00     (0.05)    1.00    4.76    207,817      0.81      4.68         N/A
1996     1.00    0.04      0.00      0.04    (0.04)    0.00     (0.04)    1.00    4.56    152,786      0.83      4.48         N/A
1995     1.00    0.05      0.00      0.05    (0.05)    0.00     (0.05)    1.00    5.16    131,210      0.82      5.06         N/A

TAX FREE MONEY MARKET
1999     1.00    0.03      0.00      0.03    (0.03)    0.00     (0.03)    1.00    2.80    117,520      0.76      2.76         N/A
1998     1.00    0.03      0.00      0.03    (0.03)    0.00     (0.03)    1.00    3.05    131,268      0.75      3.01         N/A
1997     1.00    0.03      0.00      0.03    (0.03)    0.00     (0.03)    1.00    3.23    130,083      0.74      3.17         N/A
1996     1.00    0.03      0.00      0.03    (0.03)    0.00     (0.03)    1.00    3.14    117,423      0.72      3.10         N/A
1995     1.00    0.04      0.00      0.04    (0.04)    0.00     (0.04)    1.00    3.63    121,754      0.76      3.56         N/A

WEISS, PECK & GREER MUTUAL FUNDS
FINANCIAL HIGHLIGHTS

   The Advisor agreed to reimburse other operating expenses and not to impose its full fee for certain periods. Had the Adviser not so agreed, and had the Funds not received a custody fee earnings credit, the total return would have been lower and the ratio of expenses to average net assets and ratio of net investment income to average net assets would have been:

                                                   RATIO OF
                                                      NET
                                         RATIO OF  INVESTMENT
                                         EXPENSES    INCOME
                                        TO AVERAGE TO AVERAGE
                                        NET ASSETS  NET ASSETS
                                        ----------  ----------
  QUANTITATIVE EQUITY
                                   1998    1.07%    0.48%
   INTERNATIONAL
                                   1999    3.55%   (1.75%)
                                   1998    2.38%    0.03%
                                   1997    1.92%   (0.01%)
                                   1996    1.76%    0.26%
                                   1995    1.76%    0.39%
   CORE BOND
                                   1999    0.81%    5.67%
                                   1998    0.89%    5.32%
   INTERMEDIATE MUNICIPAL BOND
                                   1999    1.08%    4.09%
                                   1998    1.06%    4.02%
                                   1997    1.15%    4.25%
                                   1996    1.01%    4.56%
                                   1995    0.97%    4.25%
   TAX FREE MONEY MARKET
                                   1998    0.76%   3.00%

   For the Tudor, Growth and Income, Government Money Market Funds custody fee earnings credit had an effect of less than 0.01% per share on the above ratios. The custody fee earnings credit had an effect of less than 0.01% on the above ratios in 1995, 1996 and 1997 for the Quantitative Equity, Core Bond, Intermediate Municipal Bond and Tax Free Money Market Funds.


                       See notes to financial statements

                          INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of:

          WPG Tudor Fund
          WPG Growth and Income Fund
          WPG Quantitative Equity Fund
          Weiss, Peck & Greer International Fund
          WPG Core Bond Fund
          WPG Intermediate Municipal Bond Fund
          WPG Government Money Market Fund
          WPG Tax Free Money Market Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of WPG Tudor Fund, WPG Growth and Income Fund, WPG Quantitative Equity Fund, Weiss, Peck & Greer International Fund, WPG Core Bond Fund, WPG Intermediate Municipal Bond Fund, WPG Government Money Market Fund and WPG Tax Free Money Market Fund (the "Funds") as of December 31, 1999, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. As to securities purchased and sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of WPG Tudor Fund, WPG Growth and Income Fund, WPG Quantitative Equity Fund, Weiss, Peck & Greer International Fund, WPG Core Bond Fund, WPG Intermediate Municipal Bond Fund, WPG Government Money Market Fund and WPG Tax Free Money Market Fund as of December 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and their financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                                        KPMG LLP
New York, New York
January 20, 2000

                     ONE NEW YORK PLAZA, NEW YORK, NY 10004

INDEPENDENT TRUSTEES AND MEMBERS
OF AUDIT COMMITTEE
Raymond R. Herrmann, Jr.                William B. Ross
Lawrence J. Israel                      Robert A. Straniere
Graham E. Jones


OFFICERS

ROGER J. WEISS
  Chairman of the Board and Trustee - all funds
  President - Weiss, Peck & Greer International Fund

LAURENCE ZURIFF
  President - WPG Tudor Fund

RONALD M. HOFFNER
  Executive Vice President and Treasurer - all funds

JOSEPH J. REARDON
  Vice President and Secretary - all funds

STEVEN M. PIRES
  Assistant Vice President - all funds

A. ROY KNUTSEN
  President - WPG Growth and Income Fund

DANIEL S. VANDIVORT
  President - WPG Funds Trust

DANIEL CARDELL
  Vice President - WPG Quantitative Equity Fund

R. SCOTT RICHTER
  Vice President - WPG Intermediate Municipal  Bond Fund

JANET A. FIORENZa
 Vice President - WPG Tax Free Money Market Fund

S. BLAKE MILLER
  Vice President - WPG Intermediate Municipal Bond Fund

INVESTMENT ADVISER
Weiss, Peck & Greer, LLC
One New York Plaza
New York, NY  10004

CUSTODIAN
Boston Safe Deposit and Trust Company
One Exchange Place
Boston, MA  02109

DIVIDEND DISBURSING AND
TRANSFER AGENT
PFPC Inc.
P.O. Box 60448
King of Prussia, PA  19406-0448

LEGAL COUNSEL
Hale and Dorr
60 State Street
Boston, MA  02109

INDEPENDENT AUDITORS
KPMG LLP
345 Park Avenue
New York, NY  10154



This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of sale or solicitation of an offer to buy shares of the Weiss, Peck & Greer Funds. Such offering is made only by prospectus, which includes details as to offering and other material information.